As filed with the Securities and Exchange Commission on February 12, 2018

1933 Act Registration No. 333-185659

1940 Act Registration No. 811-22781

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 68	☒

and/or

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 70	☒

(Check appropriate box or boxes)

GOLDMAN SACHS TRUST II

(Exact Name of Registrant as Specified in Charter)

200 West Street

New York, New York 10282

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-1000

CAROLINE L. KRAUS, ESQ.

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies to:

STEPHEN H. BIER, ESQ.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on April 30, 2018 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Class A, Institutional, Service, Investor, Class R and Class R6 Shares of the Goldman Sachs Target Date 2060 Portfolio

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus dated February 12, 2018

Subject to Completion

Prospectus

GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO

April [    ], 2018

⬛	Goldman Sachs Target Date 2060 Portfolio

∎	Class A Shares: [ ]
∎	Institutional Shares: [ ]
∎	Service Shares: [ ]
∎	Investor Shares: [ ]
∎	Class R Shares: [ ]
∎	Class R6 Shares: [ ]

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE PORTFOLIO.

Goldman Sachs Target Date 2060 Portfolio—Summary

Investment Objective

The Goldman Sachs Target Date 2060 Portfolio (the “Portfolio”) seeks to provide capital appreciation and current income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page [    ] and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page [    ] of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-[    ] of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Institutional		Service		Investor		Class R		Class R6
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None		None

	Class A		Institutional		Service		Investor		Class R		Class R6
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
Distribution and/or Service (12b-1) Fees	0.25%		None		0.25%		None		0.50%		None
Other Expenses[1]	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%
Shareholder Administration Fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
All Other Expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired (Underlying) Fund Fees and Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%
Total Annual Portfolio Operating Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%
[Fee Waiver and Expense Limitation2]	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%
Total Annual Portfolio Operating Expenses [After Fee Waiver and Expense Limitation]	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%

[1]	The Portfolio’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
[2]	[The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to [ ]% of the Portfolio’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Portfolio’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to [ ]% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Portfolio. These arrangements will remain in effect through at least [ ], 2019, and prior to such date, the Investment Adviser and Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.]

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years
Class A Shares	$	[ ]	$	[ ]
Institutional Shares	$	[ ]	$	[ ]
Service Shares	$	[ ]	$	[ ]
Investor Shares	$	[ ]	$	[ ]
Class R Shares	$	[ ]	$	[ ]
Class R6 Shares	$	[ ]	$	[ ]

Portfolio Turnover

The Portfolio may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Portfolio and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. Because the Portfolio has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Portfolio.

Principal Strategy

The Portfolio employs an asset allocation strategy designed for investors who plan to retire and to begin gradually withdrawing their investment from the Portfolio beginning in approximately 2060 (the “Target Date”). The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date.

The Portfolio generally seeks to achieve its investment objective by investing in shares of exchange-traded funds (“Underlying ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy, developed by Madison Asset Management, LLC (the “Sub-Adviser”) who is unaffiliated with the Investment Adviser, for investors planning to retire in or within a few years of 2060. Over time, the Portfolio’s asset allocation will become more conservative until it reaches approximately 10-30% in equity funds and 70-90% in fixed income funds at the Target Date as illustrated in the graph below. After the Target Date, and as also illustrated in the graph below, the Portfolio’s asset allocation targets are expected to remain within these approximate ranges.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the tactical allocation ranges of the core asset classes and sub-asset classes.

YEARS TO TARGET DATE	40+	35	30	25	20	15	10	5	0	–5	–10
Strategic Allocations
Equity	85%	80%	75%	70%	65%	60%	55%	38%	20%	20%	20%
US Equity	60%	56%	53%	49%	46%	42%	39%	26%	14%	14%	14%
Non-US Developed Equities	26%	24%	23%	21%	20%	18%	17%	11%	6%	6%	6%
Fixed Income	15%	20%	25%	30%	35%	40%	45%	63%	80%	80%	80%

Tactical Allocation Ranges
Equity	75-95%	70-90%	65-85%	60-80%	55-75%	50-70%	45-65%	28-48%	10-30%	10-30%	10-30%
US Equity	45-86%	42-81%	39-77%	36-72%	33-68%	30-63%	27-59%	17-43%	6-27%	6-27%	6-27%
Non-US Equities	8-38%	7-36%	7-34%	6-32%	6-30%	5-28%	5-26%	3-19%	1-12%	1-12%	1-12%
Fixed Income	5-25%	10-30%	15-35%	20-40%	25-45%	30-50%	35-55%	53-73%	70-90%	70-90%	70-90%

Sub-Asset Classes and Alternatives
Emerging Markets Equities	0-19%	0-18%	0-17%	0-16%	0-15%	0-14%	0-13%	0-10%	0-6%	0-6%	0-6%
Real Estate	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%
Commodities	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%
Other Alternative Strategies	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%

Note: Above allocations may not sum to total due to rounding.

On a periodic basis, the Sub-Adviser will evaluate and may revise the Portfolio’s asset allocation, including revising the asset class weightings and adding and/or removing Underlying Funds. There will be times when the perceived value of equity and/or fixed income securities are stretched (or depressed) and the opportunity to proactively protect against (or take advantage of) these opportunities necessitates an ability to deviate from the glide path’s strategic target. In order to attempt to capitalize on these periodic opportunities, the Sub-Adviser established a “tactical allocation range” that allows flexibility to increase or decrease exposure from the glide path’s strategic allocations. As a result, the Portfolio’s equity and fixed income asset allocation targets may range within the bounds of this tactical allocation range as illustrated in the chart above depending on the Sub-Adviser’s views of the appropriate mix of the Portfolio’s asset allocation based on then-current economic, market or other conditions, or factors unique to the Portfolio. Certain sub-asset classes, like real estate, commodities, and other alternative strategies, may be invested in using the tactical allocation range illustrated in the table above. The Sub-Adviser may also use the tactical allocation range to invest in certain other sub-asset classes within fixed income such as: domestic high yield non-investment grade securities (commonly referred to as “junk bonds”), inflation-linked securities, securities issued by foreign corporate and governmental issuers, sovereign and corporate debt securities of issuers in emerging market countries, convertible securities, and preferred stock. The Sub-Adviser will also monitor the Underlying Funds on an ongoing basis and may increase or decrease the Portfolio’s investment in one or more Underlying Funds. The Underlying Fund selections are made based on several considerations, including the Portfolio’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in Underlying Funds that invest in debt securities, the Sub-Adviser seeks to select portfolios of securities with long-, intermediate- and short-term maturities. Although the Portfolio does not intend to concentrate its investments in a particular industry, the Portfolio may indirectly concentrate in a particular industry or group of industries through its aggregate investment in one or more Underlying Funds. The particular Underlying Funds in which the Portfolio may invest and the Portfolio’s targets and ranges will change from time to time without shareholder approval or notice.

The Sub-Adviser’s strategy is intended to represent a conservative investment strategy. The Sub-Adviser’s expectation is that the Portfolio may participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with other funds holding more speculative and volatile securities. There is no assurance that the Sub-Adviser’s expectations regarding this investment strategy will be realized.

Although the Portfolio expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Portfolio may invest up to 100% in money market instruments. To the extent the Portfolio engages in this temporary defensive position, the Portfolio’s ability to achieve its investment objective may be diminished.

Management Process

The Investment Adviser and the Portfolio have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Portfolio’s Board of Trustees, to oversee the Sub-Adviser and recommend its hiring, termination and replacement. The initial shareholder of the Portfolio approved the Portfolio’s operation in this manner and reliance by the Portfolio on this exemptive order.

Additional Information

The Portfolio’s benchmark index is the S&P Target Date To 2060+ Index (the “Index”).

Principal Risks of the Portfolio

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing. Investors should also consider, in addition to his or her age or retirement date, other factors, including the investor’s risk tolerance, personal circumstances, and complete financial situation.

Asset Allocation Risk.  The Portfolio’s allocations to various asset classes and to the Underlying Funds may cause the Portfolio to underperform other funds with a similar investment objective.

Expenses.  By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Inadequate Retirement Income.  An investment in the Portfolio is not guaranteed, and the Portfolio may experience losses, including losses near, at, or after the Target Date. There is no guarantee that the Portfolio will achieve sufficient capital appreciation to provide adequate income at and through retirement. Moreover, there is no guarantee that the Portfolio’s performance will keep pace with or exceed the rate of inflation, which may reduce the value of your investment over time.

Investing in the Underlying Funds.  The investments of the Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or exemptive relief thereunder. The Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments of the Underlying Funds.  Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk.  The Portfolio may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Management Risk.  A strategy used by the Sub-Adviser may fail to produce the intended results.

Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Underlying ETF Risk.  The Portfolio may invest in Underlying ETFs subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. An investment in an Underlying ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective; however, the market price of the Underlying ETF’s shares may trade at a premium or a discount to their net asset value. The price of an Underlying ETF can fluctuate, and the Portfolio could lose money investing in an Underlying ETF.

Principal Risks of the Underlying Funds

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in NAV. These risks are more pronounced in connection with an Underlying Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk.  An Underlying Fund’s use of options, forwards, futures, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Underlying Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Underlying Fund’s investments in securities of issuers located in emerging countries.

Geographic Risk.  If an Underlying Fund focuses its investments in issuers located in a particular country or region, the Underlying Fund may be subjected, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and an Underlying Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.

Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which its investment portfolio may be subject.

Liquidity Risk.  An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk.  The value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk.  Certain of the Underlying Funds may make investments mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Investment Grade Investments Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

Because the Portfolio has not yet commenced operations as of the date of the Prospectus, there is no performance information quoted for the Portfolio.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”). Madison Asset Management, LLC serves as the sub-adviser to the Portfolio (the “Sub-Adviser”).

Portfolio Managers:  David Hottmann, CPA, CFA, Vice President and Portfolio Manager of the Sub-Adviser, has managed the Portfolio since [April 2018]. Patrick Ryan, CFA, Vice President and Portfolio Manager of the Sub-Adviser, has managed the Portfolio since [April 2018].

Buying and Selling Portfolio Shares

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Portfolio’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

Tax Information

The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through an Intermediary, the Portfolio and/or its related companies may pay the Intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVES

The Portfolio seeks to provide capital appreciation and current income consistent with its current asset allocation. The Portfolio’s investment objective may be changed without shareholder approval upon 60 days’ notice.

PRINCIPAL INVESTMENT STRATEGIES

Goldman Sachs Target Date 2060 Portfolio

The Portfolio employs an asset allocation strategy designed for investors who plan to retire and to begin gradually withdrawing their investment from the Portfolio beginning on approximately the Target Date. The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date.

The Portfolio generally seeks to achieve its investment objective by investing in shares of Underlying ETFs and other Underlying Funds, according to an asset allocation strategy, developed by the Sub-Adviser who is unaffiliated with the Investment Adviser, for investors planning to retire in or within a few years of the Target Date. Over time, the Portfolio’s asset allocation will become more conservative until it reaches approximately 10-30% in equity funds and 70-90% in fixed income funds at the Target Date as illustrated in the graph below. After the Target Date, and as also illustrated in the graph below, the Portfolio’s asset allocation targets are expected to remain within these approximate ranges.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the tactical allocation ranges of the core asset classes and sub-asset classes.

YEARS TO TARGET DATE	40+	35	30	25	20	15	10	5	0	–5	–10
Strategic Allocations
Equity	85%	80%	75%	70%	65%	60%	55%	38%	20%	20%	20%
US Equity	60%	56%	53%	49%	46%	42%	39%	26%	14%	14%	14%
Non-US Developed Equities	26%	24%	23%	21%	20%	18%	17%	11%	6%	6%	6%
Fixed Income	15%	20%	25%	30%	35%	40%	45%	63%	80%	80%	80%

Tactical Allocation Ranges
Equity	75-95%	70-90%	65-85%	60-80%	55-75%	50-70%	45-65%	28-48%	10-30%	10-30%	10-30%
US Equity	45-86%	42-81%	39-77%	36-72%	33-68%	30-63%	27-59%	17-43%	6-27%	6-27%	6-27%
Non-US Equities	8-38%	7-36%	7-34%	6-32%	6-30%	5-28%	5-26%	3-19%	1-12%	1-12%	1-12%
Fixed Income	5-25%	10-30%	15-35%	20-40%	25-45%	30-50%	35-55%	53-73%	70-90%	70-90%	70-90%

Sub-Asset Classes and Alternatives
Emerging Markets Equities	0-19%	0-18%	0-17%	0-16%	0-15%	0-14%	0-13%	0-10%	0-6%	0-6%	0-6%
Real Estate	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%
Commodities	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%
Other Alternative Strategies	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%	0-10%

Note: Above allocations may not sum to total due to rounding.

On a periodic basis, the Sub-Adviser will evaluate and may revise the Portfolio’s asset allocation, including revising the asset class weightings and adding and/or removing Underlying Funds. There will be times when the perceived value of equity and/or fixed income securities are stretched (or depressed) and the opportunity to proactively protect against (or take advantage of) these opportunities necessitates an ability to deviate from the glide path’s strategic target. In order to attempt to capitalize on these periodic opportunities, the Sub-Adviser established a “tactical allocation range” that allows flexibility to increase or decrease exposure from the glide path’s strategic allocations. As a result, the Portfolio’s equity and fixed income asset allocation targets may range within the bounds of this tactical allocation range as illustrated in the chart above depending on the Sub-Adviser’s views of the appropriate mix of the Portfolio’s asset allocation based on then-current economic, market or other conditions, or factors unique to the Portfolio. Certain sub-asset classes, like real estate, commodities, and other alternative strategies, may be invested in using the tactical allocation range illustrated in the table above. The Sub-Adviser may also use the tactical allocation range to invest in certain other sub-asset classes within fixed income such as: domestic high yield non-investment grade securities (commonly referred to as “junk bonds”), inflation-linked securities, securities issued by foreign corporate and governmental issuers, sovereign and corporate debt securities of issuers in emerging market countries, convertible securities, and preferred stock. The Sub-Adviser will also monitor the Underlying Funds on an ongoing basis and may increase or decrease the Portfolio’s investment in one or more Underlying Funds. The Underlying Fund selections are made based on several considerations, including the Portfolio’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in Underlying Funds that invest in debt securities, the Sub-Adviser seeks to select portfolios of securities with long-, intermediate- and short-term maturities. Although the Portfolio does not intend to concentrate its investments in a particular industry, the Portfolio may indirectly concentrate in a particular industry or group of industries through its aggregate investment in one or more Underlying Funds. The particular Underlying Funds in which the Portfolio may invest and the Portfolio’s targets and ranges will change from time to time without shareholder approval or notice.

Due to its intended conservative strategy, the Sub-Adviser’s expectation is that the Portfolio may participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with other funds holding more speculative and volatile securities. There is no assurance that the Sub-Adviser’s expectations regarding this investment strategy will be realized.

Although the Portfolio expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Portfolio may invest up to 100% in money market instruments. To the extent the Portfolio engages in this temporary defensive position, the Portfolio’s ability to achieve its investment objective may be diminished.

The Goldman Sachs Target Date 2060 Portfolio’s benchmark index is the S&P Target Date To 2060+ Index.

INVESTMENT MANAGEMENT APPROACH

The S&P Target Date Index Series comprises twelve multi-asset class indices, each corresponding to a particular target retirement date, e.g., 2020, 2025, 2030, etc. The asset allocation for each index in the series is determined once a year through a survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family. The index series reflects the market consensus for asset allocations for different target date horizons.

The S&P Target Date “To” Series is meant to capture the asset allocation glide paths of representative “To” target date series.

The Portfolio’s reporting benchmark aligns to the S&P Target Date To Index with the same target retirement date.

References in the Prospectus to the Portfolio’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Portfolio is managed.

Management Process

The Investment Adviser and the Portfolio have received an exemptive order from the SEC. Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Portfolio’s Board of Trustees, to oversee the Sub-Adviser and recommend its hiring, termination and replacement. The initial shareholder of the Portfolio approved the Portfolio’s operation in this manner and reliance by the Portfolio on this exemptive order.

ADDITIONAL FEES AND EXPENSES INFORMATION

“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Portfolio through its ownership of shares in the Underlying Funds.

Differences in the “Expense Limitation” ratios across the Portfolio’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.

Differences in the “Other Expenses” ratios across the Portfolio’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly, in respect to share classes with small amounts of assets.

Risks of the Portfolio

Loss of money is a risk of investing in the Portfolio. The principal risks of the Portfolio are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Portfolio, which may result in a loss of your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. Investors should carefully consider these risks before investing. Investors should also consider, in addition to his or her age or retirement date, other factors, including the investor’s risk tolerance, personal circumstances, and complete financial situation. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the Portfolio will achieve its investment objective.

✓	Principal Risk
•	Additional Risk

Goldman Sachs Target Date 2060 Portfolio

Asset Allocation	✓

Expenses	✓

Inadequate Retirement Income	✓

Index/Tracking Error	•

Investing in the Underlying Funds	✓

Investments of the Underlying Funds	✓

Large Shareholder Transactions	✓

Management	✓

NAV	•

Portfolio Turnover Rate	✓

Regulatory (Volcker Rule)	•

Temporary Investments	•

Underlying ETF	✓

⬛	Asset Allocation Risk—The Portfolio’s allocations to various asset classes and to the Underlying Funds may cause the Portfolio to underperform other funds with a similar investment objective.
⬛	Expenses Risk—By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and real estate investment trusts (“REITs”), the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
⬛	Inadequate Retirement Income—An investment in the Portfolio is not guaranteed, and the Portfolio may experience losses, including losses near, at, or after the Target Date. There is no guarantee that the Portfolio will achieve sufficient capital appreciation to provide adequate income at and through retirement. Moreover, there is no guarantee that the Portfolio’s performance will keep pace with or exceed the rate of inflation, which may reduce the value of your investment over time.
⬛	Index/Tracking Error Risk—To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of the Portfolio’s assets, including through investment in an Underlying ETF that seeks to track an index, the Portfolio will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Portfolio, or any relevant portion of the Portfolio, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability, or the ability of an Underlying ETF in which the Portfolio invests, to adjust its exposure to the required levels in order for the relevant portion of the Portfolio to track the relevant index. In addition, because that portion of the Portfolio is not “actively” managed, unless a specific security is removed from the relevant index, the Portfolio or an Underlying ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Portfolio’s assets, the Portfolio’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

RISKS OF THE PORTFOLIO

⬛	Investing in the Underlying Funds—The investments of the Portfolio are concentrated in the Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. The Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Sub-Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolio and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of the Portfolio or any Underlying Fund will be achieved.
⬛	Investments of the Underlying Funds—Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. The Portfolio may invest in Underlying Funds that in turn invest in small-capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Central and South America, Eastern Europe, Africa and the Middle East. The Portfolio may also invest in Underlying Funds that in turn invest in investment grade fixed income securities, emerging market debt securities, inflation protected securities and non-investment grade fixed income securities (“junk bonds”) (which are considered speculative). In addition, the Underlying Funds may purchase derivative securities including structured notes; enter into forward currency and options on currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by REITs and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The Portfolio may invest in an Underlying Fund that in turn has exposure to the commodities markets and be subject to greater volatility than investments in traditional securities. A strategy used by the Underlying Funds may fail to produce the intended results. The risks presented by these investment practices are discussed in Appendix A to the Prospectus and in the SAI.
⬛	Large Shareholder Transactions Risk—The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.
⬛	Management—A strategy implemented by the Sub-Adviser may fail to produce the intended results.
⬛	NAV Risk—The NAV of the Portfolio and the value of your investment will fluctuate.
⬛	Portfolio Turnover Rate Risk—The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
⬛	Regulatory Risk (Volcker Rule)—Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules issued thereunder (also known as the “Volcker Rule”) prohibit banking entities, such as The Goldman Sachs Group, Inc. (“Goldman”) and its affiliates, including the Investment Adviser, from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman and/or its affiliates may own shares of the Portfolio. If Goldman or its affiliates own 25% or more of the outstanding shares of the Portfolio longer than three years from the Portfolio’s launch date, the Portfolio may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short term basis. As of the date of the Prospectus, Goldman and/or its affiliates own more than 25% of the outstanding shares of the Portfolio. Reducing the seed capital in the Portfolio to address these trading restrictions may prevent the Portfolio from pursuing its investment objective, may restrict the Portfolio’s activities and may prevent the Portfolio from retaining enough capital to engage in certain investment strategies, which could have a negative impact on the Portfolio’s performance. In addition, if Goldman or its affiliates reduce their interest in the Portfolio, the Portfolio may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.

⬛	Temporary Investments—Although the Portfolio normally seeks to primarily invest in the Underlying Funds, the Portfolio may invest its assets in money market instruments to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Sub-Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, the Portfolio may invest without limitation in money market instruments. When the Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.
⬛	Underlying ETF Risk—The Portfolio may invest in Underlying ETFs subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. The use of Underlying ETFs is intended to help the Portfolio match the total return of the particular market segments or indices represented by those Underlying ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An investment in an Underlying ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an Underlying ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an Underlying ETF can fluctuate, and the Portfolio could lose money investing in an Underlying ETF. Moreover, Underlying ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the Underlying ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an Underlying ETF will continue to be met or remain unchanged.

More information about the Portfolio’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Risks of the Underlying Funds

⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of an Underlying Fund’s portfolio securities or instruments may meet the Underlying Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an Underlying Fund’s holding may impair the Underlying Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with an Underlying Fund’s investments in non-investment grade fixed income securities.
⬛	Derivatives Risk—An Underlying Fund’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to an Underlying Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that an Underlying Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If an investment adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by an Underlying Fund to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to liquidity risk and risks arising from margin requirements. There is also risk of loss if an Underlying Fund is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables.

Certain Underlying Funds may use derivatives, including futures and swaps, to implement short positions. Taking short positions involves leverage of an Underlying Fund’s assets and presents various risks. If the value of the instrument or market in which an Underlying Fund has taken a short position increases, then that Underlying Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

As investment companies registered with the SEC, the Underlying Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

⬛	Emerging Countries Risk—Investments in securities of issuers located in emerging countries are subject to the risks associated with investments in foreign securities. In addition, the securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investments in securities of issuers located in emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and an Underlying Fund will also suffer from the inability to reinvest in higher yielding securities.
⬛

Foreign Risk—When an Underlying Fund invests in foreign securities, it may be subject to risk of loss with respect to their foreign investments that are not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which an Underlying Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscations, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when an Underlying Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.

⬛	Geographic Risk—If an Underlying Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Underlying Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by an Underlying Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and an Underlying Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by an Underlying Fund.
⬛	Investment Style Risk—Different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
⬛	Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. When an Underlying Fund uses leverage the sum of the Underlying Fund’s investment exposure may significantly exceed the amount of assets invested in the Underlying Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. An Underlying Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which the Underlying Fund’s investment portfolio may be subject.
⬛	Liquidity Risk—An Underlying Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, an Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets overtime, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than an Underlying Fund may attempt to sell fixed income holdings at the same time as an Underlying Fund, which could cause downward pricing pressure and contribute to illiquidity.

RISKS OF THE UNDERLYING FUNDS

Because an Underlying Fund may invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that the Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While an Underlying Fund reserves the right to meet redemption requests through in-kind distributions, an Underlying Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect an Underlying Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of an Underlying Fund’s shares. Redemptions by these shareholders of their shares of an Underlying Fund may further increase an Underlying Fund’s liquidity risk and may ultimately impact the Portfolio’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛	Loan-Related Investments Risk—In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Underlying Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. An Underlying Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Underlying Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.

With respect to loan participations, an Underlying Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Underlying Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Underlying Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as an Underlying Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

⬛	Market Risk—The market value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Portfolio’s investments may be over-weighted from time to time in one or more sectors or countries, which will increase the Portfolio’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛

Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of an Underlying Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

⬛	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private issuers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
⬛	Non-Investment Grade Investments Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
⬛	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Underlying Funds and their shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
⬛	Sector Risk—To the extent an Underlying Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Underlying Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
⬛	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so bylaw. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Portfolio
Goldman Sachs Asset Management, L.P. (“GSAM”)	Goldman Sachs Target Date 2060
200 West Street
New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of [                ], 2018, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $[    ] trillion.

Pursuant to its Management Agreement with the Portfolio, the Investment Adviser, directly or through a sub-adviser, is responsible for overseeing the Portfolio’s investment program. In overseeing the Portfolio’s investment program, the Investment Adviser may impose investment, risk or other parameters that are more restrictive than those described in the Prospectus. In addition, the Investment Adviser supervises the Sub-Adviser of the Portfolio. The Investment Adviser selects, subject to the approval of the Portfolio’s Board of Trustees, the Sub-Adviser for the Portfolio, allocates the Portfolio’s assets to the Sub-Adviser, and monitors and evaluates its performance results.

The Investment Adviser also performs the following additional services for the Portfolio (to the extent not performed by others pursuant to agreements with the Portfolio):

⬛	Supervises non-advisory operations of the Portfolio
⬛	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolio
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the Portfolio’s records
⬛	Provides office space and necessary office equipment and services
⬛	Supervises the Sub-Adviser of the Portfolio

An investment in the Portfolio may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Portfolio and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Portfolio. These investments are generally intended to enable the Portfolio to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Portfolio by, among other things, taking an offsetting position in the benchmark of the Portfolio.

INVESTMENT SUB-ADVISER

Madison Asset Management, LLC, a Wisconsin limited liability company, registered with the SEC as an investment adviser since 2004 (the “Sub-Adviser”), with offices at 550 Science Drive, Madison, WI 53711, serves as the Sub-Adviser to the Portfolio and provides day-to-day advice regarding the Portfolio’s portfolio transactions. The Sub-Adviser makes the investment decisions for the Portfolio and places purchase and sale orders for the Portfolio’s portfolio transactions in U.S. and foreign markets. Madison Investment Holdings, Inc. (“MIH”), the Sub-Adviser’s parent company, is a registered investment adviser founded in 1974. As of January 1, 2018, the Sub-Adviser’s organization including its affiliated investment advisory firms managed approximately $16.4 billion in assets.

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Portfolio’s average daily net assets).

Portfolio	Contractual Management Fee Annual Rate	Average Daily Net Assets
Goldman Sachs Target Date 2060 Portfolio	0.25% 0.23% 0.21%	First $2 Billion Next $3 Billion Over $5 Billion

[The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividends and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to [    ]% of the Portfolio’s average daily net assets through at least [                ], 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Portfolio’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Portfolio.]

As compensation for its services as Sub-Adviser, the Sub-Adviser is entitled to a fee paid by the Investment Adviser out of its management fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets.

In the event that the subadvisory fee paid by the Investment Adviser to the Sub-Adviser for subadvisory services to the Portfolio and other GSAM-advised target date funds, in aggregate, is less than an amount agreed upon between the parties (the “Agreed Minimum”) per annum (beginning on August 22, 2016), the Investment Adviser, and not the Portfolio, is required to make an additional payment to the Sub-Adviser at the end of such annual period in an amount equal to the difference between the Agreed Minimum and the aggregate subadvisory fee actually paid to the Sub-Adviser during such annual period. This minimum fee arrangement will be in effect only until August 21, 2019. The Investment Adviser, and not the Portfolio, is responsible for payment of the fees under the Sub-Advisory Agreement.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Portfolio and Sub-Advisory Agreement for the Sub-Adviser will be available in the Portfolio’s annual report for the period ended [August 31, 2018].

SUB-ADVISER PORTFOLIO MANAGER TEAM

Portfolio managers David Hottmann, CPA and CFA and Patrick Ryan, CFA have day-to-day management responsibility of the Portfolio.

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
David Hottmann	Portfolio Manager— Goldman Sachs Target Date 2060 Portfolio	Since 2018	Mr. Hottmann, Vice President and Portfolio Manager of Madison, has managed the Goldman Sachs Target Date Portfolios since August 2016. Previously, he managed the predecessor Madison Target Retirement Funds, each a series of Madison Funds, and the Madison Target Retirement Funds’ predecessor funds, each a series of Ultra Series Fund. Mr. Hottman joined Madison in September 2009 as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999.
Patrick Ryan	Portfolio Manager— Goldman Sachs Target Date 2060 Portfolio	Since 2018	Mr. Ryan, Vice President and Portfolio Manager of Madison, has managed the Goldman Sachs Target Date Portfolios since August 2016. Previously, he managed the predecessor Madison Target Retirement Funds, each a series of Madison Funds, and the Madison Target Retirement Funds’ predecessor funds, each a series of Ultra Series Fund. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the Portfolios. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Portfolio’s shares. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, also serves as the Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional and Service Shares, 0.18% of average daily net assets with respect to Class A, Investor and Class R Shares and 0.03% of average daily net assets with respect to Class R6 Shares.

[Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to [0.01]% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Portfolio through at least [                ], 2019, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.]

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Portfolio. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolio or limit the Portfolio’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Portfolio may directly and indirectly invest. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Portfolio. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and Goldman Sachs would still receive significant compensation from the Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser takes a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Portfolio. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio. For more information about conflicts of interest, see the SAI.

TRANSACTION BETWEEN THE INVESTMENT ADVISER AND THE SUB-ADVISER

Pursuant to an Asset Purchase Agreement dated May 24, 2016, for cash consideration, the Sub-Adviser agreed to sell to the Investment Adviser, among other things, the rights to the glide path model owned and used by the Sub-Adviser in managing target date funds, including all related data and analytics associated with the glide path model, as well as the Sub-Adviser’s agreement to certain covenants, including non-competition and non-solicitation covenants. As part of this agreement, the Investment Adviser agreed to make a payment to the Sub-Adviser in the event that the Sub-Advisory Agreement was terminated, for reasons other than cause, prior to August 21, 2019. This agreement presents a conflict of interest in the Investment Adviser’s review of the Sub-Adviser’s performance under the Sub-Advisory Agreement. The Investment Adviser, however, believes this conflict is mitigated by its fiduciary duty with respect to the Portfolio and the oversight of the sub-advisory arrangements by the Board of Trustees. Moreover, the Trust is not a party to the agreement between the Investment Adviser and the Sub-Adviser and that agreement does not restrict the Board of Trustees, or the shareholders of the Portfolio, from terminating the Sub-Advisory Agreement at any time without penalty upon 60 days’ notice.

Distributions

The Portfolio pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the Portfolio
⬛	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Portfolio. Distributions from net investment income and from net capital gains, if any, are declared and paid annually. If cash distributions are elected with respect to the Portfolio’s annual distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Portfolio’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

From time to time, a portion of the Portfolio’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Portfolio’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of the Portfolio, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Portfolio’s shares.

HOW TO BUY SHARES

Shares Offering

Shares of the Portfolio are continuously offered through the Distributor. The Portfolio and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Portfolio?

You may purchase shares of the Portfolio through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust II (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Portfolio for their customers (“Authorized Institutions”), and if approved by the Portfolio, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Portfolio (i.e., an Authorized Institution). In order to make an initial investment in the Portfolio you must furnish to your Intermediary the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.

Note: Intermediaries may receive different compensation for selling different share classes.

To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.

The Portfolio will be deemed to have received an order for purchase, redemption or exchange of Portfolio shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Portfolio’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Portfolio’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Portfolio may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.

For purchases by check, the Portfolio will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Portfolio may accept cashier’s checks or official bank checks.

Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.

Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries.

SHAREHOLDER GUIDE

Class R6 Shares are generally available to the following investors who purchase shares of the Portfolio through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.

⬛	Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
⬛	Employee Benefit Plans;
⬛	Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
⬛	Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
⬛	Other investors at the discretion of the Trust’s officers.

Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.

What Is My Minimum Investment In The Portfolio?

For each of your accounts investing in Class A Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAS	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts).

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Investor, Class R and Class R6 (except as provided below) Shares or additional investments in Institutional, Investor, Class R or Class R6 Shares.

For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.

There are no minimum purchase or account (minimum) requirements with respect to Service Shares. An Intermediary may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

The minimum investment requirement for Class A and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Portfolio’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Intermediary?

If shares of the Portfolio are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Portfolio and its Transfer Agent. Since the Portfolio will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Intermediaries may provide the following services in connection with their customers’ investments in Service Shares:

⬛	Personal and account maintenance services
⬛	Provide facilities to answer inquiries and respond to correspondence
⬛	Act as liaison between the Intermediary’s customers and the Trust
⬛	Assist customers in completing application forms, selecting dividend and other options, and similar services
⬛	Shareholder administration services
⬛	Act, directly or through an agent, as the sole shareholder of record
⬛	Maintain account records for customers
⬛	Process orders to purchase, redeem and exchange shares for customers
⬛	Process payments for customers

Intermediaries that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries to promote the sale, distribution and/or servicing of shares of the Portfolio and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Portfolio. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Portfolio and other Goldman Sachs Funds, which may consist of payments relating to the Portfolio’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Portfolio and other Goldman Sachs Funds and/or other specified services intended to assist in the distribution and marketing of the Portfolio and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Portfolio and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Portfolio, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediaries may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Portfolio based, at least in part, on the level of compensation paid. You should contact your Intermediary for more information about the payments it receives and any potential conflicts of interest.

SHAREHOLDER GUIDE

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
⬛	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Portfolio.
⬛	Close the Portfolio to new investors from time to time and reopen the Portfolio whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Portfolio are only registered for sale in the United States and certain of its territories. Generally, shares of the Portfolio will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Portfolio may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Portfolio’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Portfolio) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Portfolio to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Portfolio. Applications without the required information may not be accepted by the Portfolio. Throughout the life of your account, the Portfolio may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Portfolio reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolio; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolio is unable to verify an investor’s identity or is unable to obtain all required information. The Portfolio and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is the Portfolio’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Portfolio’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Portfolio’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Portfolio’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Portfolio’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Portfolio’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Portfolio invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in other open-end registered investment companies, such as the Underlying Funds, excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, it involves the risk that the values used by the Portfolio to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛	NAV per share of each share class is generally calculated by the Portfolio’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Portfolio shares will generally not be priced on any day the New York Stock Exchange is closed.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Portfolio’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Portfolio for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days the Portfolio is closed. As a result, if the Portfolio holds an Underlying Fund that holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Portfolio shares.

The Portfolio relies on various sources to calculate its NAV. The ability of the Portfolio’s fund accounting agent to calculate the NAV per share of each share class of the Portfolio is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Portfolio’s NAV and/or the inability to calculate NAV over extended time periods. The Portfolio may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Portfolio directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Portfolio’s NAV.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of the Portfolio is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares.  The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Intermediaries for Class A Shares of the Portfolio are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	0.00	**

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more.

Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Portfolio’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Portfolio or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or

(ii)	Information or records regarding shares of the Portfolio or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Portfolio may be sold at NAV without payment of any sales charge to the following individuals and entities:

⬛	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
⬛	Qualified employee benefit plans of Goldman Sachs;
⬛	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
⬛	Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
⬛	Banks, trust companies or other types of depository institutions;
⬛	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Portfolio;
⬛	Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
⬛	Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
⬛	Insurance company separate accounts that make the Portfolio available as an underlying investment in certain group annuity contracts;
⬛	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
⬛	Investment advisers investing for accounts for which they receive asset-based fees;
⬛	Accounts over which GSAM or its advisory affiliates have investment discretion;
⬛	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
⬛	State sponsored 529 college savings plans;
⬛	Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or
⬛	Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.

You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Portfolio if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

The Portfolio will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.

How Can The Sales Charge On Class A Shares Be Reduced?

⬛

Right of Accumulation:  When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If the Portfolio’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Portfolio and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets

SHAREHOLDER GUIDE

held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A Shares of the Portfolio and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Portfolio’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A and/or Class C Shares currently held will be valued at their current market value.

⬛	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

COMMON QUESTIONS APPLICABLE TO CERTAIN EXCHANGES OF CLASS A SHARES

What Else Do I Need To Know About The CDSC On Class A Shares?

⬛	Class A Shares of the Portfolio are not typically subject to CDSCs; however, if Class A Shares of another Goldman Sachs Fund that are subject to a CDSC are exchanged for Class A Shares of the Portfolio, the exchanged shares will be subject to a CDSC. For purposes of determining the amount of CDSC applicable to the shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired, and will not be affected by a subsequent exchange.
⬛	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
⬛	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
⬛	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
⬛	When counting the number of months since a purchase of Class A Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
⬛	To keep your CDSC as low as possible, each time you place a request to sell shares, the Portfolio will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A Shares Be Waived Or Reduced?

The CDSC on Class A Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

⬛	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
⬛	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
⬛	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
⬛	Excess contributions distributed from an Employee Benefit Plan;
⬛	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
⬛	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), of a shareholder, participant or beneficiary in an Employee Benefit Plan;

⬛	Satisfying the minimum distribution requirements of the Code;
⬛	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
⬛	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
⬛	A systematic withdrawal plan. The Portfolio reserves the right to limit such redemptions, on an annual basis, to 10% of the value of your Class A Shares;
⬛	Redemptions or exchanges of Portfolio shares held through an Employee Benefit Plan using the Portfolio as part of a qualified default investment alternative or “QDIA”; or
⬛	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

HOW TO SELL SHARES

How Can I Sell Shares Of The Portfolio?

Generally, shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Portfolio is open, the Portfolio will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Portfolio?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Portfolio may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	A request is made in writing to redeem Class A, Investor or Class R Shares in an amount over $50,000 via check;
⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.
⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

SHAREHOLDER GUIDE

⬛	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.
⬛	The Portfolio may allow redemptions via check up to $50,000 in Class A, Investor and Class R Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the Portfolio’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.

The Trust reserves the right to:

⬛	Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Portfolio is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
⬛	Redeem your shares if your account balance is below the required Portfolio minimum. The Portfolio will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Portfolio will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Portfolio in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Portfolio investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Portfolio at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.

The Portfolio typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Portfolio may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of the Portfolio and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.

You may reinvest redemption proceeds as follows:

⬛	As indicated above, Class A Shares of the Portfolio are not typically subject to CDSCs; however, if Class A Shares of another Goldman Sachs Fund that are subject to a CDSC are exchanged for Class A Shares of the Portfolio, the exchanged shares will be subject to a CDSC. In this scenario, if you pay a CDSC upon redemption of Class A Shares of the Portfolio and then reinvest in Class A Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of both the exchanged and redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
⬛	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
⬛	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Portfolio for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Portfolio does not impose any charge for exchanges, although the Portfolio may impose a charge in the future.

SHAREHOLDER GUIDE

⬛	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Portfolio held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Portfolio’s shares will be imposed upon the exchange of those shares.
⬛	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to the shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
⬛	Eligible investors may exchange certain classes of shares for another class of shares of the same Portfolio. For further information, contact your Intermediary.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Portfolio account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
⬛	Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.
⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into the Portfolio from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

Exchanges into the Portfolio from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.

Can My Distributions From The Portfolio Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A Shares of the Portfolio for shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
⬛	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

⬛	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
⬛	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
⬛	Minimum dollar amount: $50 per month.
⬛	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
⬛	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your Class A Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.

⬛	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A Shares.
⬛	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
⬛	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
⬛	The CDSC applicable to Class A Shares redeemed under the systematic withdrawal plan may be waived.
⬛	The Portfolio reserves the right to limit such redemptions, on an annual basis, to 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Intermediaries are responsible for providing any communication from the Portfolio to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Investor or Class R Shares and a monthly account statement if you invest in Institutional, Service, or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Portfolio’s Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Portfolio. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Portfolio for distribution services equal, on an annual basis, to 0.25% and 0.50% of the Portfolio’s average daily net assets attributed to Class A and Class R Shares, respectively. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

⬛	Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;

SHAREHOLDER GUIDE

⬛	Commissions paid to Intermediaries;
⬛	Allocable overhead;
⬛	Telephone and travel expenses;
⬛	Interest and other costs associated with the financing of such compensation and expenses;
⬛	Printing of prospectuses for prospective shareholders;
⬛	Preparation and distribution of sales literature or advertising of any type; and
⬛	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class R Shares.

Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A Shares and Class R Shares, respectively, as ongoing commissions to Intermediaries immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the Portfolio, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Portfolio that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers. Fees for personal and account maintenance services are paid pursuant to the Service Shares’ Service Plan and are subject to the requirements of Rule 12b-1 under the Investment Company Act. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Portfolio shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Portfolio. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses under “What Do I Need To Know About The Redemption Fee?” As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Portfolio is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Portfolio followed or preceded by a redemption or exchange out of the Portfolio. If the Portfolio detects that a shareholder has completed two or more round trip transactions in the Portfolio within a rolling 90-day period, the Portfolio may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Portfolio may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Portfolio detects other trading activity that is deemed to be disruptive to the management of the Portfolio or otherwise harmful to the Portfolio. For purposes of these transaction surveillance procedures, the Portfolio may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the

Portfolio pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Portfolio that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Portfolio shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolio with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Portfolio on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Portfolio’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Portfolio a fee for providing certain shareholder financial information requested as part of the Portfolio’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolio and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Portfolio shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Portfolio. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Portfolio. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Portfolio will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolio. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

The Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Portfolio are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolio’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Portfolio shares.

Net capital loss carryforwards of the Portfolio may be applied against its realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Portfolio were to experience an ownership change as defined under the Code, the Portfolio’s loss carryforwards and other favorable tax attributes of the Portfolio, if any, may be subject to limitation.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Portfolio distributions to non-corporate shareholders attributable to dividends received by the Portfolio directly or through the Underlying Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend). The amount of the Portfolio’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Portfolio’s or an Underlying Fund’s high portfolio turnover rate. To the extent the Portfolio’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.” In addition, distributions that are derived from securities lending income, such as substitute dividend payments, will not constitute “qualified dividend income.”

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends, taxable annuity payments, capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The REIT investments of certain Underlying Funds may not provide complete tax information to the Underlying Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolio to request permission to extend the deadline for issuance of Forms 1099-DIV.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolio’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Underlying Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of an Underlying Fund’s total assets at the end of its taxable year is invested in foreign stocks or securities, the Underlying Fund may elect to pass through to the Portfolio the foreign taxes paid by such Underlying Fund. In general, the Portfolio may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if at least 50% of the value of the Portfolio’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, the Portfolio may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Portfolio’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

If you buy shares of the Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Portfolio Shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Portfolio. It is expected that the Portfolio will generally make designations of long-term and short-term gains, to the extent permitted, but the Portfolio does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

The Portfolio is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolio to enable the Portfolio to determine whether withholding is required.

The Portfolio is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Appendix A

Additional Information on the Portfolio and Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Portfolio and Underlying Funds, including their associated risks. The following description applies generally to the Underlying Funds and to the Portfolio, to the extent that the Portfolio invests in securities and other financial instruments, including derivative instruments (such as swaps, forward currency contracts and futures contracts), other than the Underlying Funds. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Funds. A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio security holdings is available in the SAI. For information regarding the disclosure of an Underlying Fund’s portfolio securities holdings, see the applicable Underlying Fund’s prospectus.

The Sub-Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Portfolio’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

Certain of the Underlying Funds invest primarily in common stocks and other equity investments, which may include preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, master limited partnerships (“MLPs”), other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities (“equity investments”). Other Underlying Funds invest primarily in fixed income securities, which may include senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock. The Underlying Funds may also make substantial investments in futures contracts, swaps and other derivatives.

A. General Risks of the Underlying Funds and Securities

The Underlying Funds that invest primarily in equity investments will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In recent years, stock markets have experienced substantial price volatility.

The Underlying Funds that invest primarily in fixed income securities will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that the issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of an Underlying Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair an Underlying Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and an Underlying Fund’s investments.

To the extent an Underlying Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Underlying Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Underlying Fund invests therein.

Certain of the Underlying Funds may invest in non-investment grade fixed income securities (commonly referred to as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Portfolio and/or Underlying Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Portfolio’s investment objective, you should consider whether the Portfolio remains an appropriate investment in light of your then current financial position and needs.

B. Other Risks of the Portfolio and the Underlying Funds

Risks of Investing in Small- and Mid-Capitalization Companies and REITs.  Certain Underlying Funds may invest in small- and mid-capitalization companies and REITs. Investments in small- and mid-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small- and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small- and mid-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small- and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small- and mid-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Credit/Default Risks.  Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI, which is available upon request.

Certain Underlying Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, an Underlying Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, an Underlying Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by an Underlying Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Underlying Fund’s credit rating requirements.

APPENDIX A

A security satisfies an Underlying Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB- or Baa3). If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Debt securities rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Underlying Fund’s investment adviser to be of comparable credit quality) are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

Certain Underlying Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly known as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Foreign Investments.  Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect an Underlying Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

If an Underlying Fund focuses its investments in one or a few countries and currencies, the Underlying Fund may be subjected to greater risks than if the Underlying Fund’s assets were not geographically focused.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Custody Risk.  An Underlying Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by an Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraint to which a sovereign debtor may be subject.

Risks of Emerging Countries.  Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the Underlying Fund’s investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for an Underlying Fund to invest in such emerging countries. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the

APPENDIX A

economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Underlying Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. The Underlying Funds’ investment advisers anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries may not be covered by those techniques.

Risks of Derivative Investments.  The Underlying Funds may invest in derivative instruments, including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an investment adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that an Underlying Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by an Underlying Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom an Underlying Fund has an open derivative position. Losses may also arise if the Underlying Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, an Underlying Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, an investment adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the investment adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities.  The Portfolio and the Underlying Funds may invest up to 15% of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Portfolio and the Underlying Funds value the investment. Illiquid securities in which some or all of the Underlying Funds may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain municipal leases and participation interests
⬛	Certain stripped mortgage-backed securities
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by an Underlying Fund, particularly debt securities and over-the-counter traded instruments that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more securities in the Portfolio’s or an Underlying Fund’s portfolio become illiquid, the Portfolio or Underlying Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of the Portfolio’s or an Underlying Fund’s net assets, the Portfolio or an Underlying Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio or Underlying Fund to liquidate any portfolio instrument where the Portfolio or an Underlying Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Portfolio or an Underlying Fund’s portfolio instruments is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the

APPENDIX A

secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the Investment Company Act, such as the Portfolio or an Underlying Fund. The new rule may potentially impact the Portfolio’s and/or Underlying Fund’s performance and ability to achieve their respective investment objectives. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

Temporary Investment Risks.  The Portfolio and each Underlying Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest a certain percentage of its total assets in:

⬛	U.S. Government Securities Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When the Portfolio’s or an Underlying Fund’s assets are invested in such instruments, the Portfolio or Underlying Fund may not be achieving its investment objective.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds or the Portfolio, including their associated risks.

An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

The Investment Adviser is subject to registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Portfolio.

U.S. Government Securities.  The Underlying Funds may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  The Underlying Funds may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes an Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities.  Certain Underlying Funds may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage-Backed or asset-backed Securities may expose an Underlying Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Certain Underlying Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Underlying Fund if they have the required rating from an NRSRO. Mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately, and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial

APPENDIX A

investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Underlying Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed and Receivables-Backed Securities.  Certain Underlying Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligation. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even where there is no default or threat of default due to the market’s perception of the creditworthiness of the issuer and market conditions impacting asset-backed securities more generally.

Corporate Debt Obligations; Bank Obligations; Trust Preferred Securities; Convertible Securities.  Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Duration.  The duration of an Underlying Fund approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, an Underlying Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and an Underlying Fund’s average maturity may lengthen beyond the investment adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The investment adviser of an Underlying Fund may use futures contracts, options on futures contracts and swaps to manage the Underlying Fund’s target duration. An Underlying Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the duration of an Underlying Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of an Underlying Fund.

The investment adviser of an Underlying Fund may use derivative instruments, among other things, to manage the duration of the Underlying Fund’s investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of an Underlying Fund. An Underlying Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from an Underlying Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by an Underlying Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from an Underlying Fund’s investment adviser’s expectations may produce significant losses in the Underlying Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, an Underlying Fund’s investment adviser’s use of derivatives may not be effective in fulfilling the Underlying Fund’s investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by an Underlying Fund include may interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by an Underlying Fund, including information on the risks presented by these instruments and other purposes for which they may be used by an Underlying Fund.

Loan-Related Investments.  The Underlying Funds may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. An Underlying Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When an Underlying Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where an Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, an Underlying Fund may not be able to unilaterally enforce all rights and remedies under the loan and

APPENDIX A

with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Underlying Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Underlying Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as an Underlying Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund’s redemption obligations for a period after the sale of the loans, and, as a result, an Underlying Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in an Underlying Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Underlying Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Underlying Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Underlying Fund. Second lien loans typically have adjustable floating rate interest payments.

Floating and Variable Rate Obligations.  Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Underlying Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Underlying Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, an Underlying Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects an Underlying Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Underlying Fund may not benefit from increasing interest rates for a significant amount of time.

Foreign Currency Transactions.  Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

An Underlying Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between an Underlying Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Underlying Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Certain Underlying Funds are not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, an Underlying Fund may remain more fully invested (and more of the Underlying Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where an Underlying Fund’s counterparties are not required to post cash collateral with the Underlying Fund, the Portfolio will be subject to additional counterparty risk.

As an investment company registered with the SEC, an Underlying Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in forward contracts. In the case of forward contracts that are not required to cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the forward contracts while the positions are open. With respect to forward contracts that are required to cash settle, however, an Underlying Fund is permitted to identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the forward contracts, if any, rather than their full notional amount. Each Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled forward contracts, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the forward contracts.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

APPENDIX A

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual issuer developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, an Underlying Fund’s ability to achieve its investment objectives may depend to a greater extent on the investment adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause an Underlying Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Preferred Stock, Warrants and Stock Purchase Rights.  Certain Underlying Funds may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REITs.  Certain Underlying Funds may invest in REITs from time to time. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. An investment in REITs by an Underlying Fund involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies.  Certain Underlying Funds and the Portfolio may invest in securities of other investment companies, including ETFs subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of their total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. An Underlying Fund or the Portfolio may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help an Underlying Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and an Underlying Fund or the Portfolio could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, an Underlying Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

An Underlying Fund or the Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses borne by the Underlying Fund or the Portfolio. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Certain Underlying Funds may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees whether or not the obligation of the seller to repurchase the securities from the Underlying Fund is collateralized fully. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

APPENDIX A

Borrowings and Reverse Repurchase Agreements.  Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements, in amounts not exceeding one-third of its total assets (including the amount borrowed or received). Investments in reverse repurchase agreements are not subject to this percentage limitation if they are “covered” in accordance with the Investment Company Act.

Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Underlying Fund to borrow for investment (leveraging) purposes.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund. An Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Asset Segregation.  As investment companies registered with the SEC, the Underlying Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where an Underlying Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, an Underlying Fund may identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Underlying Funds have entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Underlying Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. Each Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the instrument.

Appendix B

Financial Highlights

Because the Portfolio has not commenced investment operations as of the date of the Prospectus, financial highlights are not available.

Appendix C

Additional Information About Sales Charge Variations, Waivers and Discounts

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from a Fund or through another Intermediary to receive these waivers or discounts.

The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

⬛	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
⬛	Shares purchased by or through a 529 Plan
⬛	Shares purchased through a Merrill Lynch affiliated investment advisory program
⬛	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
⬛	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
⬛	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
⬛	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
⬛	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
⬛	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
⬛	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch

⬛	Death or disability of the shareholder
⬛	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
⬛	Return of excess contributions from an IRA Account
⬛	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

⬛	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
⬛	Shares acquired through a right of reinstatement
⬛	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent

⬛	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
⬛	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Goldman Sachs Target Date 2060 Portfolio Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Portfolio’s investments will be available in the Portfolio’s annual and semi-annual reports to shareholders. In the Portfolio’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information

Additional information about the Portfolio and its policies is also available in the Portfolio’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).

The Portfolio’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports (when available) and the SAI at the Portfolio’s website: http://www.gsamfunds.com/mutualfunds.

From time to time, certain announcements and other information regarding the Portfolio may be found at

http://www.gsamfunds.com/announcements-ind for individual investors or

http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

	Institutional, Service & Class R6	Class A, Investor & R
⬛ By telephone:	1-800-621-2550	1-800-526-7384
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

[CODE]	The Portfolio’s investment company registration number is 811-22781. GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 12, 2018

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL [    ], 2018

PORTFOLIO	CLASS A SHARES	INSTITUTIONAL SHARES	SERVICE SHARES	INVESTOR SHARES	CLASS R SHARES	CLASS R6 SHARES
GOLDMAN SACHS TARGET DATE 2060 PORTFOLIO	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(Portfolio of Goldman Sachs Trust II)

Goldman Sachs Trust II

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectus for the Goldman Sachs Target Date 2060 Portfolio (the “Portfolio”), dated April [ ], 2018, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman Sachs & Co. LLC by calling the applicable telephone number or writing to one of the addresses listed below, or from institutions (“Intermediaries”) acting on behalf of their customers.

The Portfolio’s Annual Report (when available) may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll free at 1-800-526-7384 (for Class A, Investor and Class R Shareholders) or 1-800-621-2550 (for Institutional, Service and Class R6 Shareholders).

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The date of this SAI is April [ ], 2018.

i

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street

New York, New York 10282

MADISON ASSET MANAGEMENT, LLC

Sub-Adviser

550 Science Drive

Madison, WI 53711

GOLDMAN SACHS & CO. LLC

Distributor

200 West Street

New York, New York 10282

GOLDMAN SACHS & CO. LLC

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll-free (in U.S.) 800-526-7384 (for Class A, Investor and Class R Shareholders) or 800-621-2550 (for Institutional, Service and Class R6 Shareholders).

ii

INTRODUCTION

Goldman Sachs Trust II (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated August 28, 2012. The following series of the Trust is described in this SAI: Goldman Sachs Target Date 2060 Portfolio (“Target Date 2060 Portfolio”) (the “Portfolio”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Portfolio and other series. Additional series and classes may be added in the future from time to time. The Portfolio currently offers six classes of shares: Class A Shares, Institutional Shares, Service Shares, Investor Shares, Class R Shares and Class R6 Shares. See “SHARES OF THE TRUST.”

The Portfolio is a separately managed, diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act” or the “1940 Act”), with its own investment objectives and policies. The Portfolio has been constructed as a “fund of funds,” which means that it pursues its investment objective by primarily investing in shares of exchange-traded funds (“Underlying ETFs”) and other registered investment companies (collectively, the “Underlying Funds”).

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Portfolio. In addition, Goldman Sachs serves as the Portfolio’s distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). The Portfolio’s custodian and administrator is [ ]. The Portfolio’s investment sub-adviser is currently Madison Asset Management, LLC (the “Sub-Adviser”).

The following information relates to and supplements the description of the Portfolio’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Portfolio’s investment objective and policies. Investing in the Portfolio entails certain risks, and there is no assurance that the Portfolio will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio has a distinct investment objective and policies. There can be no assurance that the Portfolio’s objective will be achieved. The Portfolio is a diversified, open-end management company as defined in the 1940 Act. The investment objective and policies of the Portfolio, and the associated risks of the Portfolio, are discussed in the Portfolio’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval.

The Portfolio’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Portfolio may be worth more or less when redeemed than when purchased. The Portfolio’s performance depends on the ability of the Sub-Adviser to successfully execute the Portfolio’s investment strategies. The Portfolio should not be relied upon as a complete investment program.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Portfolio.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

Asset Segregation

As investment companies registered with the SEC, the Underlying Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where an Underlying Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, an Underlying Fund may identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Underlying Funds have entered into a contractual arrangement with a third party futures commission merchant (“FCM”) or other counterparty to off-set the Underlying Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Underlying Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the instrument.

Asset-Backed Securities

Certain Underlying Funds may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of the Underlying Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an Underlying Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund may have to reinvest that money at the lower prevailing interest rates. An Underlying Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Certain Underlying Funds may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that an Underlying Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Underlying Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Bank Obligations

Certain Underlying Funds may invest in debt obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Collateralized Debt Obligations

Certain Underlying Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.

The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by an Underlying Fund as illiquid securities, however an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) for resales of certain securities to qualified institutional buyers. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions

Certain Underlying Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable) (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions may reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commodity-Linked Notes

Certain Underlying Funds may invest in commodity-linked notes. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if an Underlying Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.

Commodity-Linked Securities

Certain Underlying Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, an Underlying Fund may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by an Underlying Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, an Underlying Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on an Underlying Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked securities are available from a relatively small number of issuers, an Underlying Fund may be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Underlying Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

Convertible Securities

Certain Underlying Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on an Underlying Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Underlying Fund. To the extent that an Underlying Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Underlying Fund may, consistent with its investment objective, hold such common stock in its portfolio.

Corporate Debt Obligations

Certain Underlying Funds may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s NAV.

Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Underlying Funds may attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Certain Underlying Funds may employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. Certain Underlying Funds may monitor their portfolio and evaluate whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, an Underlying Fund may continue to hold the security.

Commercial Paper and Other Short-Term Corporate Obligations. Certain Underlying Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Preferred Securities. Certain Underlying Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

High Yield Securities. Certain Underlying Funds may invest in bonds rated BB+ or below by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). The other funds in this SAI may not invest directly in high yield securities, but may hold securities that are subsequently downgraded to below investment grade. These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest by payments may be questionable because such issuers are often less creditworthy or are highly leveraged. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

The market values of high yield, fixed income securities tend to reflect individual issuer developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield, fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s NAV.

The risk of loss from default for the holders of high yield, fixed income securities is significantly greater than is the case for holders of other debt securities because high yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund’s annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.

The secondary market for high yield, fixed income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of an Underlying Fund to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. An Underlying Fund could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAV of the Underlying Funds. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade fixed income securities also present risks based on payment expectations. High yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund’s portfolio and increasing the exposure of the Underlying Fund to the risks of high-yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund’s investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund’s investment adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Underlying Fund’s investment adviser monitors the investments in an Underlying Fund’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, an Underlying Fund may continue to hold the security of the investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

An economic downtown could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on an Underlying Fund’s NAV to the extent it invests in such investments. In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in paying of principal or interest on its portfolio holdings.

Custodial Receipts and Trust Certificates

The Underlying Funds may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities (as defined below), Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate an Underlying Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Certain Underlying Funds may invest in deferred interest and capital appreciation bonds and pay-in-kind (“PIK”) securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

The market prices of deferred interested, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, an Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to an Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Distressed Debt

Certain Underlying Funds may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. In addition, investments of an Underlying Fund may become distressed or bankrupt following the Underlying Fund’s initial acquisition of the security. Historically, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher occurrence of default by the issuers of these instruments. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than an Underlying Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Underlying Fund may be required to sell its investment at a loss. Distressed investments may require active participation by the Investment Adviser in the restructuring of an Underlying Fund’s investment or other actions intended to protect the Underlying Fund’s investment; however, there may be situations where the Investment Adviser may determine to not so participate due to regulatory, tax or other considerations. In addition, an Underlying Fund may participate on creditors’ committees to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject an Underlying Fund to additional expenses (including legal fees) and may make an Underlying Fund an “insider” of the issuer for purposes of the federal securities laws. This may result in increased litigation risks to an Underlying Fund or may restrict the Investment Adviser’s ability to dispose of the security.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that an Underlying Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Swaps

Certain Underlying Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay an Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, an Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to an Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the counterparty and an Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

An Underlying Fund may enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that the Underlying Fund is contractually entitled to receive, if any.

An Underlying Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Equity-Linked Structured Notes

Certain Underlying Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivatives that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy

The unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market contributed to increased volatility and diminished expectations for the economy and markets going forward, and contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Between 2008-2009, the market for Mortgage-Backed Securities (as well as other asset-backed securities) was particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury (“U.S. Treasury”) to American International Group Inc., and, as described below, the conservatorship and the control by the U.S. Government of Freddie Mac and Fannie Mae. The global markets also saw an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union (“EU”), including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the EU itself. Concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

These events may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities which may be held by certain Underlying Funds. Additionally, a lack of credit liquidity, adjustments of mortgages to higher rates and decreases in the value of real property have occurred and may reoccur, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgage-Backed Securities in which certain Underlying Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities which may be owned by an Underlying Fund.

The U.S. Government, the Federal Reserve, the U.S. Treasury, the SEC, the Federal Deposit Insurance Corporation (the “FDIC”) and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the U.S. Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and the promulgation of additional regulations in this area which could affect these securities. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities which may be held by the Underlying Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities which may be held by the Underlying Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the FDIC, may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by an Underlying Fund.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which certain Underlying Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgage-Backed Securities that the Underlying Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which an Underlying Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities are subject to widening and increased volatility due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by an Underlying Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgage-Backed Securities and other asset-backed securities in which certain Underlying Funds may invest) and increased unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by an Underlying Fund may experience further declines after they are purchased by the Underlying Fund.

Floating Rate Loans and Other Floating Rate Debt Securities

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.

Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to an Underlying Fund or acquire floating rate loans from the Underlying Fund, or may be intermediate participants with respect to floating rate loans owned by the Underlying Fund. These banks also may act as agents for floating rate loans that an Underlying Fund owns.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Assignments. An Underlying Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.

Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan. For additional information, see the section “Loan Participations” below.

Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective NAV.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders.

A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Foreign Securities

Certain Underlying Funds may invest in foreign issuers, including in fixed income securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Portfolio’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect an Underlying Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

From time to time, certain of the companies in which an Underlying Fund may invest, may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (OFAC) of the US Department of the Treasury.

In addition, from time to time, certain of the companies in which an Underlying Fund may invest, may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://assetmanagement.gs.com/content/gsam/us/en/advisors/our-firm/citizenship.html.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, an Underlying Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, an Underlying Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Certain Underlying Funds may be subject to currency exposure independent of their securities positions. To the extent that an Underlying Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. An Underlying Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although certain Underlying Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund’s assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent an Underlying Fund invests in emerging markets, an Underlying Fund’s assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Certain Underlying Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), and certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) and Taiwan Depositary Receipts (“TDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and TDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and TDRs are not necessarily quoted in the same currency as the underlying security.

To the extent an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Underlying Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, an Underlying Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, certain Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including an Underlying Fund or its investment adviser. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and an Underlying Fund could be subject to substantial losses. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Countries” below.

Brady Bonds. Certain foreign debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including certain Underlying Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to an Underlying Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which an Underlying Fund is invested and, as a result, may result in adverse consequences to the Underlying Fund. Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of an Underlying Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect an Underlying Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect an Underlying Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of an Underlying Fund’s interests in securities denominated in such currencies.

Although the Underlying Funds will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on an Underlying Fund.

Investing in Greater China. Investing in Greater China (the People’s Republic of China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on an Underlying Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978. China’s ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment.

Since the global economic crisis in 2008, the Chinese government has taken unprecedented steps to shore up economic growth. However, the results of these measures are unpredictable. Over the long term, the country’s major challenges include worsening environmental conditions and widening urban and rural income gap.

The willingness and ability of the government of the People’s Republic of China to support Greater China markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact an Underlying Fund’s investments in Taiwan and Hong Kong. The relationship between the People’s Republic of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation, and the continuing hostility between the People’s Republic of China and Taiwan, poses a threat to Taiwan’s economy and may have an adverse impact on the value of an Underlying Fund’s investments in Greater China.

Greater China has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, Greater China.

Investing in Australia. The Australian economy is dependent on the economies of Asia, Europe and the U.S. as key trading partners and, in particular, on the price and demand for agricultural products and natural resources. Asia includes countries in all stages of economic development, although most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. Recently, the economies in the Asian region have suffered significant downturns as well as significant volatility. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the EU, and many are also members of the European Monetary Union (“EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. The U.S. is Australia’s single largest trade and investment partner and is susceptible to sustained increases in energy prices, weakness in the labor market, and rising long-term interest rates.

Australia’s stock exchanges are members of The Australian Stock Exchange. Trading is done by a computerized system that enables all exchanges to quote uniform prices. The exchanges are subject to oversight by both The Australian Stock Exchange and the Australian Securities and Investments Commission, which work together to regulate the major aspects of stock exchange operations. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.

The total market capitalization of the Australian stock market is small relative to the U.S. stock market. Australia’s chief industries are mining, industrial and transportation equipment, food processing, chemicals and steel. Australia’s chief imports consist of machinery and transport equipment, computers and office machines, telecommunications equipment and parts, crude oil, and petroleum products. Australia’s chief exports consist of coal, gold, meat, wool, aluminum, iron ore, wheat, machinery, and transport equipment.

Investing in Central and South American Countries. A significant portion of certain Underlying Funds’ portfolios may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

In the past, many Central and South American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. High inflation rates have also led to high interest rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Central and South American countries. Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which an Underlying Fund’s portfolio securities are denominated may have a detrimental impact on the Underlying Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for an Underlying Fund to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

In addition, substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Fund of any restrictions on investments.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on an Underlying Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Eastern Europe. Certain Underlying Funds may seek investment opportunities within Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.

Where an Underlying Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Underlying Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Underlying Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.

Investing in Emerging Countries. Certain Underlying Funds may also invest in equity and equity-related securities of foreign issuers, including emerging country issuers, and in debt securities of foreign issuers, including emerging country issuers, and in fixed income securities quoted or denominated in a currency other than U.S. dollars.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent an Underlying Fund invests in emerging markets, the Underlying Fund’s assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Underlying Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

The repatriation of investment income, capital or the proceeds of securities sales from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time, which may make it difficult for an Underlying Fund to invest in such emerging countries. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which an Underlying Fund may invest and adversely affect the value of the Underlying Fund’s assets. An Underlying Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

An Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”

Investing in Europe. Certain Underlying Funds may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that an Underlying Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiations on the terms of Brexit. During this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a negative impact on the economy and currency of the United Kingdom as a result of anticipated or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of an Underlying Fund’s investments economically tied to the United Kingdom or the EU.

Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Underlying Funds’ investments.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Investing in Japan. Japan’s economy grew substantially after World War II. The boom in Japan’s equity and property markets during the expansion of the late 1980’s supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. More recently, Japan’s economic growth has been substantially below the levels of earlier decades. The banking sector has continued to suffer from non-performing loans and the economy generally has been subject to deflationary pressures. Many Japanese banks have required public funds to avert insolvency, and large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. In 2003, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”) to assist in cleaning up the non-performing loans of the Japanese banking sector; the IRCJ completed its mandate and was dissolved in 2007.

Like many European countries, Japan is experiencing a deterioration of its competitiveness. Factors contributing to this include high wages, a generous pension and universal health care system, an aging populace and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives. Internal conflict over the proper way to reform the financial system will continue as Japan Post’s banking, insurance and delivery service undergoes privatization between 2007 and 2017. Japan’s huge government debt, which currently exceeds 230% of its GDP, is also a major long-run problem.

The conservative Liberal Democratic Party has been in power since 1955, except for a short-lived coalition government formed from opposition parties in 1993 following the economic crisis of 1990-1992. Former Prime Minister Junichiro Koizumi focused on stabilizing the Japanese banking system to allow for sustained economic recovery. Current Prime Minister Shinzo Abe, was elected in September 2006 and reelected in December 2012, has placed reformers on the Council of Economic and Fiscal Policy and indicated an interest in foreign policy. After his recent reelection, he has focused on Japan’s economy, undertaking a fiscal stimulus, more aggressive monetary easing from the Bank of Japan, and structural reforms aimed at increasing Japan’s competitiveness. However, these implementations are still in very early stages so the ultimate success of this strategy remains uncertain. Future political developments may lead to changes in policy that might adversely affect an Underlying Fund’s investments.

Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only a small percentage of its land is suitable for cultivation and the country must import the majority of its requirements for grains (other than rice) and fodder crops. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. As a result, Japan is sensitive to fluctuations in commodity prices. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United

States. Some trade agreements, however, have been implemented to reduce these tensions and members of the Council on Economic and Fiscal Policy have indicated an interest in seeking more free trade agreements. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

Reporting, accounting, and auditing practices for the Japanese market are similar to those in the United States, for the most part, with certain exceptions. In particular, the Japanese government does not require companies to provide the same depth and frequency of disclosure required by U.S. law.

Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country’s economy.    In 2011, Japan was struck by a 9.0 magnitude earthquake and the resulting tsunami, causing major damage along the coast and to the nuclear power plants in the region. This disaster caused enormous economic distress. The risks of these types of natural disasters continue to exist.

Investing in Russia. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries,” investing in Russia presents additional risks. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for an Underlying Fund to lose its registration through fraud, negligence, or even mere oversight. While an Underlying Fund may endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Underlying Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for an Underlying Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause an Underlying Fund to incur losses due to a counterparty’s failure to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons. An Underlying Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia. In 2013, Russia implemented the National Settlement Depository (NSD) as a recognized central securities depository (CSD). Title to Russian equities is now based on the records of the Depository rather than the registrars. The implementation of the NSD is expected to enhance the efficiency and transparency of the Russian securities market and decrease risk of loss in connection with recording and transferring title to securities.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Russia’s government has begun to take bolder steps, including use of the military, to re-assert its regional geo-political influence. These steps may increase tensions between its neighbors and Western countries, which may adversely affect its economic growth. These developments may continue for some time and create uncertainty in the region. Russia’s actions have induced the United States and other countries to impose economic sanctions and may result in additional sanctions in the future. Such sanctions, which impact many sectors of the Russian economy, may cause a decline in the value and liquidity of Russian securities and adversely affect the performance of the Underlying Fund or make it difficult for the Underlying Fund to achieve its investment objectives. In certain instances, sanctions could prohibit an Underlying Fund from buying or selling Russian securities, rendering any such securities held by the Underlying Fund unmarketable for an indefinite period of time. In addition, such sanctions, and the Russian government’s response, could result in a downgrade in Russia’s credit rating, devaluation of its currency and/or increased volatility with respect to Russian securities.

Investing in the United Kingdom. The economies of the United Kingdom may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the EU, and many are also members of the EMU. The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

The United Kingdom is Europe’s largest equity market in terms of aggregate market capitalization. Despite having a great deal of common purpose and common concepts, the accounting principles in the United Kingdom and the U.S. can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company’s results and financial position under their own principles. This is particularly so in the U.S. capital markets. The overriding requirement for a United Kingdom company’s financial statements is that they give a “true and fair” view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the U.S., financial statements are more conformed because they must be prepared in accordance with generally accepted accounting principles.

The British economy relies heavily on the export of financial services to the United States and other European countries. As a result, any decline in the financial services sector may have a negative impact on the British economy.

The United Kingdom’s chief industries are machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment, metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing and other consumer goods. The United Kingdom’s chief imports consist of manufactured goods, machinery, fuels and foodstuffs. Chief exports consist of manufactured goods, fuels, chemicals, food, beverages and tobacco.

In the past, the United Kingdom has been the target of acts of terrorism. Any acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the value of the Underlying Funds.

Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of an Underlying Fund.

Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including an Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Forward Foreign Currency Exchange Contracts

Certain Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

An Underlying Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between an Underlying Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Underlying Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, an Underlying Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, certain Underlying Funds may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund’s foreign assets.

Certain Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between an Underlying Fund’s overall currency exposure and the currency exposure of the Underlying Fund’s performance benchmark. Certain Underlying Funds will not enter into a forward contract with a term of greater than one year.

While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Underlying Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. Certain Underlying Funds may not enter into such transactions unless the Underlying Fund considers the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty to be investment grade. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Futures Contracts and Options on Futures Contracts

Certain Underlying Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts and certain Underlying Funds may only enter into such transactions with respect to a representative index. Certain other Underlying Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund may engage in futures and related options transactions, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Certain Underlying Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. Certain Underlying Funds may also use futures contracts and options on futures contracts to manage the Underlying Funds’ target duration in accordance with their benchmark or benchmarks.

Futures contracts entered into by an Underlying Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain Underlying Funds, on foreign exchanges. More recently, certain futures may also be traded over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, an Underlying Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (“CEA”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, an Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, certain Underlying Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, certain Underlying Funds may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Underlying Fund has acquired or expects to acquire. In addition, certain Underlying Funds may enter into futures transactions to seek a closer correlation between the Underlying Funds’ overall currency exposures and the currency exposures of the Underlying Funds’ performance benchmark.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund may liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. When an Underlying Fund uses futures for hedging purposes, the Underlying Fund may seek to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that an Underlying Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. An Underlying Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of an Underlying Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by an Underlying Fund or securities with characteristics similar to those of an Underlying Fund’s portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on any currency in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. Certain Underlying Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Underlying Fund may attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, an Underlying Fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund’s assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. An Underlying Fund will engage in transactions in futures contracts and related options from transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to identify on its books cash or liquid assets in an amount equal to the underlying value of such contracts and options. An Underlying Fund may cover its transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between an Underlying Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Swaps, Caps, Floors and Collars

Certain Underlying Funds may enter currency, mortgage, credit, total return, index, equity, interest rate and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Certain Underlying Funds may also purchase and write (sell) options on swaps, commonly referred to as swaptions.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of their respective commitments to make or receive payments based on a notional principal amount of a specified index or indices. Credit swaps (also referred to as credit default swaps) involve the exchange of a floating or fixed rate payments in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay an Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and the Underlying Fund may each agree to pay the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks). Interest rate swaps involve the exchange by an Underlying Fund with another party of commitments to pay or receive interest payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Underlying Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally an Underlying Fund will enter into interest rate, total return, credit, mortgage, equity and index swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index, equity and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index, equity and mortgage swaps is normally limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index, equity or mortgage swap defaults, the Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by an Underlying Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. An Underlying Fund may be either the protection buyer or seller in the transaction. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, an Underlying Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Underlying Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Fund.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause an Underlying Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of an Underlying Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Underlying Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in an Underlying Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

To the extent that an Underlying Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Underlying Fund’s books or is covered by other means in accordance with SEC or SEC-staff approved guidance or other appropriate measures, the Underlying Funds and their investment advisers may believe that the transactions do not constitute senior securities under the Act and, accordingly, may not treat them as being subject to an Underlying Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

The use of interest rate, total return, mortgage, credit, index and currency swaps, as well as swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Investing in swaps may adversely affect the investment performance of an Underlying Fund.

In addition, these transactions can involve greater risks than if an Underlying Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if an Underlying Fund invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, swap transactions these swaps may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Investment in Unseasoned Companies

Certain Underlying Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Lending of Portfolio Securities

Certain Underlying Funds may lend their portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, an Underlying Fund attempts to increase its net investment income.

Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Underlying Fund as necessary to fully cover their obligations.

With respect to loans that are collateralized by cash, an Underlying Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and the Underlying Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds. If an Underlying Fund were to receive non-cash collateral, the Underlying Fund would receive a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.

For the duration of any securities loan, an Underlying Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. An Underlying Fund will not have the right to vote its loaned securities during the period of the loan, but the Underlying Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. An Underlying Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.

Securities lending involves certain risks. An Underlying Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. The Underlying Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects an Underlying Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Underlying Fund. In addition, an Underlying Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. An Underlying Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, an Underlying Fund may also lose its rights in the collateral. An Underlying Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If an Underlying Fund is not able to recover the securities lent, the Underlying Fund may sell the collateral and purchase replacement securities in the market. However, an Underlying Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for an Underlying Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by an Underlying Fund will not exceed one-third of the value of an Underlying Fund’s total assets (including the loan collateral).

An Underlying Fund may consider the loaned securities as assets of the Underlying Fund, but may not consider any collateral as an Underlying Fund asset except when determining total assets for the purpose of the above one-third limitation.

For its services, the securities lending agent may receive a fee from an Underlying Fund, including a fee based on the returns earned on the Underlying Fund’s investment of cash received as collateral for the loaned securities.

Loan Participations

Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by an Underlying Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When an Underlying Fund acts as co-lender in connection with a participation interest or when an Underlying Fund acquires certain participation interests, an Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where an Underlying Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if an Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that an Underlying Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by an Underlying Fund will normally be regarded as illiquid.

Low Exercise Price Options

From time to time, certain Underlying Funds may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Underlying Fund wishes to sell it.

Mortgage Dollar Rolls

Certain Underlying Funds may enter into mortgage “dollar rolls” in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Underlying Fund. An Underlying Fund will, until the settlement date, identify cash or liquid assets on its books, as permitted by applicable law, in an amount equal to its forward purchase price. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

For financial reporting and tax purposes, the Underlying Funds may treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, the Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which the Underlying Fund originally held. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of an Underlying Fund compared to what such performance would have been without the use of mortgage dollar rolls.

Mortgage Loans and Mortgage-Backed Securities

Certain Underlying Funds may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”).

Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.

In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, Underlying Fund may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by an Underlying Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than an Underlying Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because an Underlying Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, an Underlying Fund’s performance will depend in part upon the ability of the Underlying Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Underlying Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a Real Estate Mortgage Investment Conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which certain Underlying Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for these Underlying Funds.

Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). Certain Underlying Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow an Underlying Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to an Underlying Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to an Underlying Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of an Underlying Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in an Underlying Fund’s portfolio and, therefore, in the NAV of the Underlying Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which an Underlying Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect an Underlying Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Underlying Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.

Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, and consequently, could adversely impact the yields and distributions an Underlying Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, an

Underlying Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to an Underlying Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

An Underlying Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of an Underlying Fund’s portfolio.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. An Underlying Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which certain Underlying Funds may invest.

•	Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

•	Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

•	Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the

Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by an Underlying Fund.

Privately Issued Mortgage-Backed Securities. Certain Underlying Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Mortgage Pass-Through Securities

Certain Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in an Underlying Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which certain Underlying Funds may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by an Underlying Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Underlying Fund may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Certain Underlying Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self-storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by an Underlying Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Stripped Mortgage-Backed Securities. Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.

Certain SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. An Underlying Fund’s investment in SMBS may require the Underlying Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Municipal Securities

Certain Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities (“Municipal Securities”). Dividends paid by the Underlying Funds that are derived from interest paid on both tax-exempt and taxable Municipal Securities will generally be taxable to the Underlying Funds’ shareholders.

Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. In the aftermath of the 2007–2008 financial crisis, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Revenue bonds (as described further below), including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

For the purpose of applying an Underlying Fund’s investment restrictions, the identification of the issuer of a Municipal Securities which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Underlying Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the liquidity and value of the Municipal Securities in an Underlying Fund’s portfolio.

Municipal Leases, Certificates of Participation and Other Participation Interests. Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund’s original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, an Underlying Fund may consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, Underlying Funds may consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

Certain Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Underlying Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.

Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain recent market environments, auction failures have been more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

An Underlying Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

Other Types of Municipal Securities. Other types of Municipal Securities in which certain Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund’s portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund’s return on its portfolio securities.

Options on Securities, Securities Indices and Foreign Currencies

Writing Options. Certain Underlying Funds may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. An Underlying Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates that Underlying Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, an Underlying Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by an Underlying Fund as the seller of the call option. An Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund. All call options written by an Underlying Fund are covered, which means that such Underlying Fund will own the securities subject to the option as long as the option is outstanding or such Underlying Fund will use the other methods described below. An Underlying Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by an Underlying Fund would obligate such Underlying Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by an Underlying Fund would be covered, which means that such Underlying Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if an Underlying Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on the Underlying Fund’s books) upon conversion or exchange of other instruments held by it. A call option is also covered if an Underlying Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Underlying Fund identifies liquid assets in the amount of the difference. An Underlying Fund may also cover call options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. A put option is also covered if an Underlying Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Underlying Fund identifies on its books liquid assets in the amount of the difference. Identified cash or liquid assets may be quoted or denominated in any currency.

Each Underlying Fund may also write (sell) call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been identified by the Underlying Fund on its books) upon conversion or exchange of other securities held by it. An Underlying Fund may cover call and put options on a securities index by identifying cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. Certain Underlying Funds may purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. An Underlying Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

An Underlying Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund’s securities or other instruments. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Options” above.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) or dispose of the identified assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Writing and Purchasing Currency Call and Put Options. Certain Underlying Funds may, to the extent they invest in foreign securities, write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that an Underlying Fund has written is exercised, the Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. Certain Underlying Funds may purchase call options on currency to seek to increase total return.

Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund’s investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund’s portfolio.

A currency call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A currency put option written by an Underlying Fund obligates the Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices — Writing Options” above.

An Underlying Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

An Underlying Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

An Underlying Fund may purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of an Underlying Fund’s portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Underlying Funds may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by an Underlying Fund will be “covered.” A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Underlying Fund’s net liability under the two options. Therefore, an Underlying Fund’s liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund’s liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Fund’s investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Underlying Fund is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Fund to manage future price fluctuations and the degree of correlation between the options and securities markets. If an Underlying Fund is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The writing of options could increase an Underlying Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Participation Notes

Certain Underlying Funds may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Underlying Funds may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, the Underlying Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with an Underlying Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and an Underlying Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Pooled Investment Vehicles

An Underlying Fund may invest in securities of pooled investment vehicles, including other investment companies and ETFs. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Underlying Fund. An Underlying Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Underlying Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Underlying Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. An Underlying Fund may rely on these exemptive orders in investing in ETFs. Moreover, subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Underlying Funds may invest in investment companies, including ETFs and money market funds, for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. With respect to an Underlying Fund’s investments in money market funds, to the extent that an Underlying Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Underlying Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Underlying Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Underlying Fund. Additionally, for so long as any Underlying Fund serves as an underlying fund to another Goldman Sachs Fund, including the Portfolio, that Underlying Fund may invest a percentage of its assets in other investment companies only if those instruments are consistent with applicable law and/or exemptive relief obtained from the SEC.

Certain Underlying Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are shares of pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries risks of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.

Portfolio Maturity

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of an Underlying Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and an Underlying Fund’s average maturity may lengthen beyond an Underlying Fund’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, an Underlying Fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Portfolio Turnover

Each Underlying Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity or fixed income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of each Underlying Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Underlying Funds to receive favorable tax treatment. The Underlying Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Preferred Stock, Warrants and Stock Purchase Rights

Certain Underlying Funds may invest in preferred stock and in warrants and rights (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options that entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Private Investments in Public Equity

Certain Underlying Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Underlying Fund cannot freely trade the securities. Generally such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts

Certain Underlying Funds may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Certain Underlying Funds may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. Certain Underlying Funds may also enter into repurchase agreements involving obligations other than U.S. Government Securities which may be subject to additional risks. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from an Underlying Fund to the seller of the underlying security. For other purposes, it is not always clear whether a court would consider the security purchased by an Underlying Fund subject to a repurchase agreement as being owned by an Underlying Fund or as being collateral for a loan by an Underlying Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and an Underlying Fund has not perfected a security interest in the security, an Underlying Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

The Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted and Illiquid Securities

Generally, the Underlying Funds may not invest more than 15% of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Restructured Investments

Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which an Underlying Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain Underlying Funds are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although an Underlying Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of an Underlying Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, an Underlying Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Reverse Repurchase Agreements

Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to banks and other financial institutions, with an agreement to repurchase the security on an agreed date, price and interest payment. Certain of these Underlying Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund’s outstanding shares.

When an Underlying Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then monitored continuously by the Underlying Fund to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Second Lien Loans

Certain Underlying Funds may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Underlying Fund.

This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Senior Loans

Certain Underlying Funds may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in an Underlying Fund’s NAV as a result of changes in market interest rates. The Underlying Funds that may invest in Senior Loans are not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Underlying Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Underlying Fund from its investments in Senior Loans should decrease. Because of prepayments, it is expected that the average life of the Senior Loans in which an Underlying Fund invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to an Underlying Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Underlying Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, an Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Underlying Funds’ performance.

Many Senior Loans in which an Underlying Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Underlying Fund may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which an Underlying Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Underlying Fund may believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Underlying Fund may not view ratings as the determinative factor in their investment decisions and rely more upon its credit analysis abilities than upon ratings. Investors in loans, such as an Underlying Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Underlying Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in an Underlying Fund’s NAV. In addition, an Underlying Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Underlying Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Underlying Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, an Underlying Fund’s yield may be lower.

When interest rates decline, the value of an Underlying Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an Underlying Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent an Underlying Fund invests in floating-rate Senior Loans, the Underlying Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Underlying Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Underlying Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Underlying Fund’s NAV.

An Underlying Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Underlying Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

An Underlying Fund may purchase Senior Loans on a direct assignment basis. If an Underlying Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Underlying Fund. For example, if such loan is foreclosed, the Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

An Underlying Fund may also purchase, without limitation, participations in Senior Loans. The participation by the Underlying Fund in a lender’s portion of a Senior Loan typically will result in the Underlying Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Underlying Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. An Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Underlying Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Underlying Funds believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Underlying Fund’s NAV than if that valuation were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. To the extent a readily available market ceases to exist for a particular investment, such investment may be treated as illiquid for purposes of the Underlying Fund’s limitations on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets by the Underlying Fund.

Short Sales

Certain Underlying Funds may engage in short sales. Short sales are transactions in which an Underlying Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Underlying Fund must borrow the security to make delivery to the buyer. An Underlying Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by an Underlying Fund. Until the security is replaced, an Underlying Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, an Underlying Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

An Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. An Underlying Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest an Underlying Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until an Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will (a) identify on its books cash or liquid assets at such a level that the identified assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that an Underlying Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that an Underlying Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Underlying Fund is unable to borrow the same security from another lender. If that occurs, an Underlying Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short Sales Against the Box

Certain Underlying Funds may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by an Underlying Fund, for example, to lock in a sales price for a security the Underlying Fund does not wish to sell immediately. If an Underlying Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

If an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if an Underlying Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.

Structured Notes

Certain Underlying Funds may invest in structured notes. In one type of structured note in which an Underlying Fund may invest, the issuer of the note will be a highly creditworthy party. The terms of such notes will be in accordance with applicable IRS guidelines. The note will be issued at par value. The amount payable at maturity, early redemption or “knockout” (as defined below) of the note will depend directly on the performance of the S&P GSCI Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the index over the term of the note in excess of a specified interest factor, and an agreed-upon multiple (the “leverage factor”) of three. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest will be payable at maturity. The issuer of the note will be entitled to an annual fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity, early redemption or knockout of each note will be calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (i) the percentage increase (or decrease) of the S&P GSCI Index over the applicable period, less a specified interest percentage, multiplied by (ii) the face amount of the note, and by (iii) the leverage factor of three. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The note will become automatically payable (i.e., will “knockout”) if the relevant index declines by 15%. In the event that the index has declined to the knockout level (or below) during any day, the redemption price of the note will be based on the closing index value of the next day. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. An Underlying Fund, while holding the note, will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the Commodity Exchange Act, as amended (the “CEA”). The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

With respect to a second type of structured note in which certain Underlying Funds intend to invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for six months. The note will be issued at par value. The amount payable at maturity or early redemption of the note will depend directly on the performance of a specified basket of 6-month futures contracts with respect to all of the commodities in the S&P GSCI Index, with weightings of the different commodities similar to the weightings in the S&P GSCI Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the value of the specified basket of commodities futures over the term of the note in excess of a specified interest factor, and the leverage factor of three, but in no event will the amount payable at maturity be less than 51% of the issue price of the note. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest will be payable at maturity. The issuer of the note will be entitled to a fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity or early redemption of each note will be the greater of (i) 51% of the issue price of the note and (ii) the amount calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (A) the percentage increase (or decrease) of the specified basket of commodities futures over the applicable period, less a specified interest percentage, multiplied by (B) the face amount of the note, and by (C) the leverage factor of three. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. An Underlying Fund, while holding the note, will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the CEA. The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

Temporary Investments

An Underlying Fund may, for temporary defensive purposes (and to the extent it is permitted to invest in the following), invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs; other investment companies; and cash items. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

U.S. Government Securities

An Underlying Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Certain Underlying Funds may also purchase U.S. Government Securities in private placements, subject to the Underlying Funds’ limitation on investment in illiquid securities. The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Inflation-Protected Securities. Certain Underlying Funds may invest in inflation protected securities (“IPS”), including those issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. government agencies and corporations (“CIPS”) whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period an Underlying Fund holds IPS, an Underlying Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though an Underlying Fund holding IPS will not receive cash representing the increase at that time. As a result, an Underlying Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If an Underlying Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If an Underlying Fund purchases such IPS that are issued in stripped from either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because an Underlying Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), an Underlying Fund’s investment in either zero coupon bonds or IPS may require an Underlying Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, an Underlying Fund may be required to borrow or liquidate securities.

Variable and Floating Rate Securities

The interest rates payable on certain securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest resent date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Certain Underlying Funds may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Underlying Fund’s limitation on illiquid investments.

When-Issued Securities and Forward Commitments

Certain Underlying Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require an Underlying Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to an Underlying Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to an Underlying Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. The Underlying Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Underlying Fund is generally required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Underlying Fund’s obligations are otherwise covered. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon Bonds

An Underlying Fund’s investment in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments. An Underlying Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund’s distribution obligations.

Special Note Regarding Regulatory Changes and Market Events

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Portfolio or the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Portfolio’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund.

In the aftermath of the 2007–2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of an Underlying Fund’s portfolio holdings.

Special Note Regarding Operational, Cyber Security and Litigation Risks

An investment in the Portfolio may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Portfolio and its shareholders could be negatively impacted as a result.

The Portfolio is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Portfolio or its Investment Adviser, Sub-Adviser, Custodian, Transfer Agent, intermediary or other third-party service provider may adversely impact the Portfolio and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Portfolio’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Portfolio and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Portfolio does not directly control the risk management systems of the service providers to the Portfolio, its trading counterparties or the issuers in which the Portfolio may invest. Moreover, there is a risk that cyber-attacks will not be detected.

The Portfolio may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Portfolio may arise from their activities and investments and could have a materially adverse effect on the Portfolio, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Portfolio were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Portfolio’s finances, in addition to being materially damaging to their reputation.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio. The investment objective of the Portfolio and all other investment policies or practices of the Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Portfolio.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Portfolio will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Portfolio’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Portfolio, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Portfolio may not:

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). For the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries;

(2)	Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Trustees, after consideration of all of the relevant circumstances;

(3)	Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Portfolio’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Portfolio to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

(6)	Invest in physical commodities, except that the Portfolio may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.

Notwithstanding any other fundamental investment restriction or policy, the Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio. Greater than 25% of the Portfolio’s total assets may be indirectly exposed to a particular industry through its investment in one or more Underlying Funds.

The Underlying Funds in which the Portfolio may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing the Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Portfolio are managed under the direction of the Trust’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Portfolio’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of four Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Portfolio’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Portfolio, and to consider such other matters as they deem appropriate.

The Board has established four standing committees – Audit, Governance and Nominating, Compliance and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of April [ ], 2018 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: [62]	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Convergys Corporation (2015–Present); Director, Packaging Corporation of America (2008–Present); and was formerly Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Chair of the Board of Trustees—Goldman Sachs Trust II.

				[17]	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)

Lawrence Hughes Age: [59]	Trustee	Since 2016

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012–Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016 – April 2016).

Trustee—Goldman Sachs Trust II.

				[17]	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John F. Killian Age: [63]	Trustee	Since 2015

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); Director, Houghton Mifflin Harcourt Publishing Company (2011–Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Trust II.

				[17]	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

[Steven D. Krichmar] Age: [ ]	[Trustee]	[Since 2018]	[ ]	[17]	[None]

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: [55]	President and Trustee	Since 2012

Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				[146]	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

3	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of April [ ], 2018, Goldman Sachs Trust II consisted of [17] portfolios ([16] of which offered shares to the public); Goldman Sachs Trust consisted of [91] portfolios ([90] of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of [14] portfolios; Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of [19] portfolios ([12] of which offered shares to the public). Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Portfolio’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Portfolio and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of April [ ], 2018 that led the Board to conclude that such individual should serve as Trustee.

Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2015 and Chair of the Board of Trustees since 2017. Ms. Beebe is retired. She is a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she serves as a member of the Audit Committee. She is also a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. In addition, Ms. Beebe serves on the Board of Trustees of Fairleigh Dickinson University. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing all finance and accounting activities. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2016. Mr. Hughes is retired. Mr. Hughes is Chairman of the Board of Directors of Ellis Memorial and Eldredge House, a not-for-profit organization. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation, that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2015. Mr. Killian has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as a member of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees. He is also a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he serves as Chair of the Audit Committee and a member of the Compensation Committee. In addition, he serves as Chair of the Board of Trustees for Providence College. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

[Steven D. Krichmar.]

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2012. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the Officers of the Trust as of April [ ], 2018 is set forth below.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: [55]	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: [46]	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (February 2007 – December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Treasurer, Senior Vice President and Principal Financial Officer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Maya G. Teufel 200 West Street New York, NY 10282 Age: [45]	Chief Compliance Officer	Since 2016

General Counsel and Chief Compliance Officer, Emerging Global Advisors, LLC (November 2013 – September 2016); Funds Chief Compliance Officer, Emerging Global Advisors, LLC (October 2015 – September 2016); and Vice President and Corporate Counsel, Jennison Associates LLC (July 2005 – November 2013).

Chief Compliance Officer—Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; and Goldman Sachs Middle Market Lending Corp.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: [56]	Assistant Treasurer	Since 2012

Managing Director, Goldman Sachs (January 2014 – Present); and Vice President, Goldman Sachs (May 1992 – December 2013).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: [60]	Assistant Treasurer	Since 2012

Vice President, Goldman Sachs (July 2000 – Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: [54]	Assistant Treasurer	Since 2012

Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: [34]	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (January 2013 – Present); and Associate, Goldman Sachs (December 2008 – December 2012).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs ETF Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: [49]	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Assistant Treasurer and Principal Accounting Officer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: [54]	Vice President	Since 2012

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Miriam L. Cytryn 200 West Street New York, NY 10282 Age: [59]	Vice President	Since 2012

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Thomas J. Davis 200 West Street New York, NY 10282 Age: [54]	Vice President	Since 2015

Managing Director, Goldman Sachs (2008 – Present); and Analyst, Goldman Sachs (1990 – 2008).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: [40]	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006 – December 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary—Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

David A. Fishman 200 West Street New York, NY 10282 Age: [53]	Assistant Secretary	Since 2012

Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Danny Burke 200 West Street New York, NY 10282 Age: [55]	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (1987 – Present). Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Patrick L. O’Callaghan 200 West Street New York, NY 10282 Age: [46]	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (2000 – Present); Associate, Goldman Sachs (1998 – 2000); and Analyst, Goldman Sachs (1995 – 1998).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Robert Griffith 200 West Street New York, NY 10282 Age: [43]	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Board of Trustees has established four standing committees in connection with their governance of the Portfolio — Audit, Compliance, Contract Review, and Governance and Nominating.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the 12-month period ended August 31, 2017.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Portfolio; and (ii) insofar as they relate to services provided to the Portfolio, of the Portfolio’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee held four meetings during the 12-month period ended August 31, 2017. All of the Independent Trustees serve on the Compliance Committee.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Portfolio’s investment management, distribution, transfer agency, and certain other agreements with the Portfolio’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Portfolio’s distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Portfolio’s other service providers including, without limitation, the Portfolio’s custodian/fund accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee held five meetings during the 12-month period ended August 31, 2017. All of the Independent Trustees serve on the Contract Review Committee.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Portfolio and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the 12-month period ended August 31, 2017. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolio’s Prospectus and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Portfolio, including oversight of risk management. Day-to-day risk management with respect to the Portfolio is the responsibility of GSAM or other service providers including the Sub-Adviser (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Portfolio include, but are not limited to, investment risk, compliance risk, manager selection risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers, including the Sub-Adviser, have their own independent interest in risk management and their policies and methods of risk management may differ from the Portfolio and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Portfolio or GSAM, their respective affiliates or other service providers, including the Sub-Adviser.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Portfolio strategy and Sub-Adviser performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Portfolio.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Portfolio’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Portfolio as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Portfolio’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Portfolio’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolio and other portfolios of the Goldman Sachs Fund Complex as of December 31, [ ].

Name of Trustee	Dollar Range of Equity Securities in the Portfolio[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Cheryl K. Beebe	None	[Over $100,000]
Lawrence Hughes	None	[Over $100,000]
John F. Killian	None	[Over $100,000]
Steven D. Krichmar[2]	None	[ ]
James A. McNamara	None	[Over $100,000]

1	Includes the value of shares beneficially owned by each Trustee in the Portfolio.
2	Mr. Krichmar was elected as Trustee of the Trust on February 6, 2018.

As of the date of this SAI, the Portfolio had not commenced operations, and therefore the Trustees and Officers of the Trust did not own any of the outstanding shares of the Portfolio.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending such meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2017:

Trustee Compensation

Name of Trustee	Aggregate Compensation from the Portfolio*	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From Fund Complex (including the Portfolio)*,5
Cheryl K. Beebe[1]	—	$0	$	[	]
Lawrence Hughes	—	0		[	]
John F. Killian[2]	—	0		[	]
Steven D. Krichmar[3]	—	0		[	]
James A. McNamara[4]	—	—		—

*	The Portfolio had not commenced operations as of the date of this SAI. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the fiscal year ending August 31, 2018: Ms. Beebe, [ ]; Mr. Hughes, [ ]; Mr. Killian, [ ]; Mr. Krichmar, [ ]; and Mr. McNamara, [ ].
1	Includes compensation as Board Chair.
2	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
3	Mr. Krichmar was elected as Trustee of the Trust on February 6, 2018.
4	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Portfolio or the Goldman Sachs Fund Complex.
5	Represents fees paid to each Trustee during the 12-month period ended August 31, 2017 from the Goldman Sachs Fund Complex.

Miscellaneous

Class A Shares of the Portfolio may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Portfolio’s other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

The Trust, its Investment Adviser, the principal underwriter and the Sub-Adviser have adopted codes of ethics under Rule 17j-1 of the Act that may permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Portfolio. Because the Sub-Adviser is an entity not affiliated with GSAM, GSAM relies on the Sub-Adviser to monitor the personal trading activities of the Sub-Adviser’s personnel in accordance with the Sub-Adviser’s Code of Ethics.

MANAGEMENT SERVICES

As stated in the Portfolio’s Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Portfolio. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Portfolio’s Prospectus for a description of the Investment Adviser’s duties to the Portfolio.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Portfolio to use the name “Goldman Sachs” or a derivative thereof as part of the Portfolio’s name for as long as the Portfolio’s management agreement (the “Management Agreement”) is in effect.

The Investment Adviser oversees the provision of investment advisory and portfolio management services to the Portfolio, including developing the Portfolio’s investment program.

The Management Agreement provides that GSAM, directly or through a sub-adviser, is responsible for overseeing the Portfolio’s investment program. The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Portfolio’s Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on February 7, 2018. A discussion regarding the Trustees’ basis for approving the Management Agreement for the Portfolio will be available in the Portfolio’s semi-annual or annual report following its launch.

The Management Agreement will remain in effect until [ ] and will continue in effect with respect to the Portfolio from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Portfolio’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive a management fee, payable monthly, at the annual rate of 0.25% of the Portfolio’s first $2 billion of average daily net assets, 0.23% of average daily net assets of the next $3 billion, and 0.21% of average daily net assets over $5 billion. The Investment Adviser may waive a portion of its management fee payable by the Portfolio in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests.

Since the Portfolio is newly-organized, it did not pay management fees during the last three fiscal years.

In addition to overseeing the Portfolio’s investment program, under the Management Agreement, the Investment Adviser also performs the following additional services for the Portfolio: (i) selects the Sub-Adviser for the Portfolio and provides general oversight of the Sub-Adviser; (ii) supervises non-advisory operations of the Portfolio, including oversight of vendors hired by the Portfolio, oversight of Portfolio liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Portfolio made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law; (iii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolio; (iv) arranges for, at the Portfolio’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (v) maintains the Portfolio’s records; (vi) provides office space and necessary office equipment and services for the Investment Adviser; and (vii) markets the Portfolio.

As stated in the Portfolio’s Prospectus, Madison Asset Management, LLC currently serves as the Sub-Adviser to the Portfolio. The Sub-Adviser to the Portfolio may change from time to time. See “Service Providers” in the Portfolio’s Prospectus for a description of the Sub-Adviser’s duties to the Portfolio. The sub-advisory agreement between GSAM and the Sub-Adviser (the “Sub-Advisory Agreement”) will remain in effect until [ ] and will continue in effect with respect to the Portfolio from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Portfolio’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement with Madison Asset Management, LLC was approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on February 7, 2018. A discussion regarding the Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Portfolio will be available in the Portfolio’s semi-annual or annual report following its launch.

Under the current Sub-Advisory Agreement, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a fee based on a percentage of the Portfolio’s average daily net assets. Since the Portfolio is newly-organized, the Investment Adviser did not pay sub-advisory fees during the last fiscal year.

In the event that the sub-advisory fee paid by the Investment Adviser to the Sub-Adviser for sub-advisory services to the Portfolio and other GSAM-advised target date funds, in aggregate, is less than an amount agreed upon between the parties (the “Agreed Minimum”) per annum (beginning on August 22, 2016), the Investment Adviser, and not the Portfolio, is required to make an additional payment to the Sub-Adviser at the end of such annual period in an amount equal to the difference between the Agreed Minimum and the aggregate sub-advisory fee actually paid to the Sub-Adviser during such annual period. This minimum fee arrangement will be in effect only until August 21, 2019. The Investment Adviser, and not the Portfolio, is responsible for payment of the fees under the Sub-Advisory Agreement.

The Sub-Advisory Agreement will terminate automatically if assigned (as defined in the Act). The Sub-Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by GSAM or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust and GSAM.

Sub-Adviser

Madison Asset Management, LLC

Madison Asset Management, LLC (“Madison”) is a registered investment adviser located at 550 Science Drive, Madison, WI 53711. Madison is owned by Madison Investment Holdings, Inc. (“MIH”), 550 Science Drive, Madison, WI 53711. Madison shares investment personnel with Madison Investment Advisors, LLC, a wholly owned subsidiary of Madison. MIH is a registered investment adviser founded in 1974 that operates primarily as a holding company. In addition to Madison, the other firms under the MIH umbrella are: Madison Investment Advisors, LLC (a registered investment adviser providing portfolio management services to wrap accounts and separately managed accounts), located in Madison, WI; and through its insurance asset management division, Madison Scottsdale, located in Scottsdale, AZ; and Hansberger Growth Investors, L.P. (a registered investment adviser specializing in international/global equity strategies), located in Madison, WI with a branch office in Toronto, Ontario, Canada. Frank E. Burgess, who is the founder of MIH, owns a controlling interest in MIH.

Additional information about the Sub-Adviser is available on the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov).

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of [ ], unless otherwise indicated.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type															Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts					Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts
	Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed
David Hottmann	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Patrick Ryan	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

Assets are preliminary, in billions of USD, unless otherwise noted.

Conflicts of Interest. The portfolio managers may be responsible for managing the Portfolio as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Portfolio have adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

With respect to the Sub-Adviser, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Sub-Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among various accounts when allocating resources. In addition, the Sub-Adviser and its advisory affiliates use a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation over time.

With respect to the Portfolio, the Sub-Adviser is subject to certain restrictions on its trading activities in or with the Investment Adviser’s affiliates.

Portfolio Managers – Compensation

Compensation. Madison believes portfolio managers should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools for the multi-asset solutions, equity and fixed-income teams are calculated based on a percentage of revenue from each investment strategy. The multi-asset solutions team managers are rewarded for performance relative to their benchmark(s) over a one-, three- and five-year period (measured on a pre-tax basis), which is based on a risk-adjusted return. Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel.

All incentive compensation must be approved by the compensation committee.

The incentive compensation pool shared by the members of the firm’s multi-asset solutions and equity management teams is based on the performance of the firm’s various multi-asset solutions and equity composites (or some combination of such composites and the relevant mutual fund(s)) measured against the appropriate index benchmarks. All firm multi-asset solutions and equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Portfolio

The Portfolio was not in operation as of the date of this SAI. Consequently, the portfolio managers own no securities issued by the Portfolio.

Distributor and Transfer Agent

Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Portfolio pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Portfolio. Shares of the Portfolio are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with Intermediaries to solicit subscriptions for Class A, Investor, Class R and Class R6 Shares of the Portfolio. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares.

Since the Portfolio is newly-organized, Goldman Sachs did not receive commissions on sales of Class A Shares during the last three fiscal years.

Dealer Reallowances. Class A Shares of the Portfolio are sold subject to a front-end sales charge, as described in the Prospectus and in this SAI in the section “Shares of the Trust.” Goldman Sachs may pay commissions to Intermediaries that sell Class A Shares of the Portfolio in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows [ ]% of the Portfolio’s offering price with respect to purchases of Class A Shares under $50,000.

Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.

Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Portfolio to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a fee equal, on an annualized basis, to 0.04% of average daily net assets of the Portfolio’s Institutional and Service Shares, 0.18% of average daily net assets with respect to the Portfolio’s Class A, Investor and Class R Shares, and 0.03% of average daily net assets with respect to the Portfolio’s Class R6 Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Portfolio’s Prospectus.

Since the Portfolio is newly-organized, Goldman Sachs did not receive compensation for services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent with respect to the Portfolio and the assumption by Goldman Sachs of the expenses related thereto during the last three fiscal years.

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of the Portfolio, is responsible for the payment of the Portfolio’s expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and sub-custodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Portfolio, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy materials, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Portfolio pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Portfolio expenses are borne on a non-class specific basis.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio, which would have the effect of lowering the Portfolio’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The Investment Adviser has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to [ ]% of the Portfolio’s average daily net assets through at least [ ], 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Portfolio’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Portfolio.

Fees and expenses borne by the Portfolio relating to legal counsel, registering shares of the Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Portfolio may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Portfolio’s custodian.

Custodian, Sub-Custodians and Administrator

[ ], is the custodian and administrator of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. [ ] also maintains the Trust’s accounting records. [ ] may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

[ ] serves as administrator pursuant to an administration agreement with the Trust (the “Administration Agreement”) pursuant to which [ ] provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the Securities and Exchange Commission; (iii) certain compliance testing services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and [ ]. For its services under the Administration Agreement, the Administrator receives such fees as are agreed upon from time to time between the parties. In addition, the Administrator is reimbursed by the Portfolio for reasonable out-of-pocket expenses incurred in connection with the Administration Agreement.

Independent Registered Public Accounting Firm

[ ], is the Portfolio’s independent registered public accounting firm. The Portfolio’s independent registered public accounting firm may change from time to time. In addition to audit services, [ ] prepares the Portfolio’s federal and state tax returns and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Portfolio

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own account and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Portfolio), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Portfolios may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Portfolios in ways that may disadvantage or restrict the Portfolio and/or benefit Goldman Sachs or other Accounts. For purposes of this “Potential Conflicts of Interest” section, “Portfolios” shall mean, collectively, the Portfolio and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, or on behalf of the Portfolios and the Sub-Adviser to which they directly or indirectly allocate Portfolio assets (the Portfolios and the Sub-Adviser, collectively with their respective affiliates, directors, partners, trustees, managers, members, officers and employees, for purposes of this “Potential Conflicts of Interest” section, the “Sub-Adviser”). The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser, Goldman Sachs or the Sub-Adviser may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Portfolio shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Investment Decisions in Respect of Sub-Adviser, the Sale of Portfolio Shares and the Allocation of Investment Opportunities

Goldman Sachs’ Other Activities May Have an Impact on Investment Decisions in Respect of the Sub-Adviser

The Investment Adviser will face potential conflicts in making investment decisions (including whether the Portfolios should make initial or maintain or increase existing investments with, or withdraw investments from, the Sub-Adviser) in respect of the Sub-Adviser with which the Investment Adviser or Goldman Sachs has other relationships. For example, it is expected that Goldman Sachs may provide a variety of products and services to the Sub-Adviser, including prime brokerage and research services, and therefore Goldman Sachs may receive various forms of compensation, commissions, payments, rebates, remuneration or other benefits from the Sub-Adviser to which the Portfolios allocate assets, and Goldman Sachs and Accounts may have interests in such Sub-Adviser or their businesses (including equity, profits or other interests). The amount of such compensation or other benefits to Goldman Sachs, or the value of such interests in the Sub-Adviser, may be greater depending upon the investment decisions made by the Investment Adviser in respect of the Sub-Adviser than it would have been had other investment decisions been made that might also have been appropriate for the Portfolios. In addition, personnel of the Sub-Adviser may be clients or former employees of Goldman Sachs or may provide the Investment Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Although the Investment Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Investment Adviser may result in different investment decisions in respect of the Sub-Adviser than would otherwise have been the case. The Investment Adviser makes investment decisions in respect of the Sub-Adviser consistent with its fiduciary duties and the investment strategies described in the Portfolio’s Prospectus.

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may receive benefits and earn fees and compensation for services provided to Accounts (including the Portfolios) and in connection with the distribution of the Portfolios. Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Portfolios, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Portfolios. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Portfolios in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Portfolios.

To the extent permitted by applicable law, Goldman Sachs and the Portfolios may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Portfolios. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Portfolios.

Allocation of Investment Opportunities Among the Portfolios and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Portfolios and that may seek to invest with the same Sub-Adviser for multiple Accounts or may make or sell investments in the same securities or other instruments, sectors or strategies as the Portfolios and the Sub-Adviser. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues) or where the Sub-Adviser limits the number of clients whose assets they manage.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Portfolios, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Portfolios. The simultaneous management of Accounts that pay greater fees or other compensation and the Portfolios creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Portfolios may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Portfolios and other Accounts may be made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Portfolios and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Portfolios) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Portfolios. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts may have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Portfolios.

In addition, in some cases the Investment Adviser may make investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, the Portfolios, the availability of the investment opportunity for the Portfolios will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for the Portfolio that is similar to, or the same as, that of another Account of the Sub-Adviser may be implemented differently, sometimes to a material extent. For example, the Portfolio may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Portfolio’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Portfolios may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether the Portfolios will participate in any such investment opportunities and investors should not expect that the Portfolios will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Portfolio’s investments. Moreover, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Portfolios, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Portfolios) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Portfolios or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Portfolios will not receive any compensation related to such opportunities. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Portfolios do not, or when the Portfolios receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Portfolios.

Multiple Accounts (including the Portfolios) may participate in a particular investment or incur other expenses applicable in connection with their operation or management, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, and class action and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis.

Accounts will incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Portfolios) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Portfolio Shares

Goldman Sachs and its personnel have interests in promoting sales of Portfolio shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Portfolio shares over interests in other Accounts.

Management of the Portfolios by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not manage the Portfolios with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Portfolios in a manner that may be adverse to the Portfolios, and will not have any obligation or other duty to share information with the Investment Adviser.

Information barriers also exist between certain businesses within the Investment Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser will also apply to the businesses within the Investment Adviser. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for the Portfolio, including if the Portfolio is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Portfolios any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has access to fundamental analysis and proprietary technical models or other information developed by Goldman Sachs and its personnel, or other parts of the Investment Adviser, the Investment Adviser will not be under any obligation or other duty to effect transactions on behalf of Accounts (including the Portfolios) in accordance with such analysis and models. In the event Goldman Sachs elects not to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Portfolios), the Portfolios may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, which may be disadvantageous to the Portfolios.

Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than or adverse to the Portfolios. Such teams might not share information with the Portfolios’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Goldman Sachs Securities Services (“GSS”), which provides prime brokerage, administrative and other services to clients which may involve investment funds (including pooled investment vehicles and private Portfolios) in which one or more Accounts invest (“Underlying Portfolios”) or markets and securities in which Accounts invest. GSS and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and Portfolios and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs may act as a prime broker to one or more Underlying Portfolios, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Portfolios that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs, the Sub-Adviser and Underlying Portfolios, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Portfolios).

Valuation of the Portfolios’ Investments

The Investment Adviser, while not the primary valuation agent of the Portfolios, performs certain valuation services related to securities and assets held in the Portfolios. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts), different third -party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Portfolios may result in improved performance of the Portfolios.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation in its capacity as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent, principal and investor, as well as in other capacities, may have potential adverse effects on the Portfolios.

The Investment Adviser provides advisory services to the Portfolios. The Investment Adviser’s decisions and actions on behalf of the Portfolios may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Portfolios. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Portfolios, and the Sub-Adviser to which they allocate assets. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Portfolios. In addition, Goldman Sachs (including the Investment Adviser) the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Portfolios and the Sub-Adviser. Decisions and actions of the Investment Adviser and the Sub-Adviser on behalf of the Portfolios may differ from those by Goldman Sachs (including the Investment Adviser) on behalf of other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser or the Sub-Adviser. Advice given to, or investment or voting decisions made for, the Portfolios may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser or the Sub-Adviser.

Transactions by, advice to and activities of Accounts may involve the same or related companies, securities or other assets or instruments as those in which the Portfolios invest, and such Accounts may engage in a strategy while the Portfolio or the Sub-Adviser is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Portfolio, including its ability to engage in a transaction or other activities or the prices or terms at which the Portfolio’s transactions or other activities may be effected. For example, actions taken by Goldman Sachs may result in adverse performance of the Sub-Adviser’s investments, which could cause the Sub-Adviser to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Sub-Adviser). Moreover, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with the Portfolio, and Goldman Sachs may advise the Account not to pursue the transaction with the Portfolio, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Portfolio. Additionally, the Portfolio may buy a security and an Account may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Portfolio holds or may be designed to profit from a decline in the price of the security. The Portfolio could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. To the extent the Portfolio engages in transactions in the same or similar types of securities or other investments as other Accounts, the Portfolio and other Accounts may compete for such transactions or investments, and transactions or investments by such other Accounts may negatively affect the transactions of the Portfolio (including the ability of the Portfolio to engage in such a transaction or investment or other activities), or the price or terms at which the Portfolio’s transactions or investments or other activities may be effected. In some cases, such adverse impacts may result from differences in the timing of transactions by Accounts relative to when the Portfolio executes transactions in the same securities. Moreover, the Portfolio or the Sub-Adviser, on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Portfolio.

Goldman Sachs (including, as applicable, the Investment Adviser) and its personnel, when acting as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty or investor, or in other capacities, may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Portfolios. Shareholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions the Portfolio’s investment team or portfolio managers take in respect of the Portfolio may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Portfolios any research or analysis prior to its public dissemination. The Investment Adviser may be responsible for making investment decisions on behalf of the Portfolios, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Portfolios (whether or not the investment decisions emanate from the same research analysis or other information). The relative timing for the implementation of investment decisions or strategies for Accounts (including Accounts sponsored, managed or advised by the Investment Adviser), on the one hand, and the Portfolios, on the other hand, may disadvantage the Portfolios. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Portfolios receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser and/or the Sub-Adviser may cause the Portfolios to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. Goldman Sachs may, in its discretion, recommend that the Portfolios have ongoing business dealings, arrangements or agreements with persons who are former employees of Goldman Sachs. The Portfolios may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. This recommendation may create a conflict of interest between Goldman Sachs (acting on behalf of the Portfolios) and the Portfolios if the Portfolios determine not to engage in or continue such dealings, arrangements or agreements.

When the Investment Adviser and/or the Sub-Adviser wish to place an order for different types of Accounts or other accounts (including the Portfolios) for which aggregation is not practicable, the Investment Adviser and/or the Sub-Adviser may use a trade sequencing and rotation policy to determine which type of Account or other accounts is to be traded first. Under this policy, each portfolio management team within the Investment Adviser and/or the Sub-Adviser may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Portfolios may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser and/or the Sub-Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s and/or the Sub-Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser or the Sub-Adviser may provide opportunities to Accounts (including potentially the Portfolios) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Portfolios). Follow-on investment opportunities may be available to the Portfolios notwithstanding that the Portfolios have no existing investment in the issuer, resulting in the assets of the Portfolios potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Portfolios) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions may arise between Accounts (including the Portfolios) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Portfolios).

Diverse Interests of Shareholders

The various types of investors in and beneficiaries of the Portfolios, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interests in the Portfolios. When considering a potential investment for the Portfolio, the Investment Adviser and the Sub-Adviser will generally consider the investment objectives of the Portfolio, not the investment objectives of any particular investor or beneficiary. The Investment Adviser and the Sub-Adviser may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs may face certain tax risks based on positions taken by the Portfolios, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Portfolios or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Portfolios expect to engage service providers (including attorneys and consultants) that may also provide services to Goldman Sachs and other Accounts. The Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may or may not influence the Investment Adviser’s selection of these service providers for the Portfolios. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of the Portfolios) and the Portfolios if the Portfolios determine not to engage or continue to engage these service providers. Notwithstanding the foregoing, the selection of service providers for the Portfolios will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Portfolios. The service providers selected by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, or other factors. As a result, the rates paid with respect to these service providers by the Portfolio, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Portfolios, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser) may hold investments in companies that provide services to entities in which the Portfolios invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Portfolios.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Portfolios may invest in money market and other funds sponsored, managed or advised by Goldman Sachs~~.~~ In connection with any such investments, the Portfolio, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser by the Portfolios will not be reduced by any fees payable by the Portfolios to Goldman Sachs as manager of such Portfolios (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Portfolios to such Portfolios), other than in certain specified cases. In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Portfolios will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Portfolios in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Portfolios, the Portfolios may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Portfolios

Investments in Different Parts of an Issuer’s Capital Structure

Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Portfolios, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Portfolios. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Portfolios invest. Goldman Sachs (including the Investment Adviser) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Portfolios have invested, and such actions (or refraining from action) may have a material adverse effect on the Portfolios.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of the Portfolio in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Portfolio’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Portfolio’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Portfolio. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Portfolios), the Investment Adviser may not pursue actions or remedies that may be available to the Portfolio, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Portfolios, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) may determine to rely on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Portfolios.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Portfolios, the Portfolios could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or the Portfolio’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Portfolios, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Portfolios to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Portfolios on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Portfolios. Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Portfolios, due to the relative amount of market savings obtained by the Accounts. Principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Portfolios and the Sub-Adviser or issuers of securities held by the Portfolios or Sub-Adviser to which the Portfolios allocate assets. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Portfolios will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Portfolios or the assets the Sub-Adviser manage for the Portfolios. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Portfolios. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Portfolios. In addition, due to its access to and knowledge of Portfolios, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Portfolios in a manner that may be adverse to the Portfolios. Goldman Sachs may also provide various services to companies in which the Portfolios have an interest, or to the Portfolios, which may result in fees, compensation and remuneration as well as other benefits, to Goldman Sachs. Such fees, compensation and remuneration may be substantial. Providing such services to the Portfolios and companies in which the Portfolios invest may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to the Portfolios. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Portfolios. There may be circumstances in which the Portfolios are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Portfolios. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Portfolios may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Portfolios by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Portfolios” below.

Subject to applicable law, the Investment Adviser or the Sub-Adviser may cause the Portfolios to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law the Portfolio may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or may make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by the Portfolio may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Portfolio will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Portfolios, or accounts managed by the Sub-Adviser, or with respect to underlying securities or assets of the Portfolios, including interests in funds or accounts managed by the Sub-Adviser, or which may be otherwise based on or seek to replicate or hedge the performance of the Portfolios. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Portfolios.

Goldman Sachs may make loans to, or enter into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that may (or may not) be secured by publicly or privately held securities or other assets, including a client’s Portfolio shares as described above. Some of these borrowers may be public or private companies, or founders, officers or shareholders in companies in which the Portfolios (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Portfolios. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. The borrower’s actions may in turn adversely affect the Portfolios (e.g., if the borrower liquidates a large position in a security that is held (directly or indirectly) by one or more Portfolios, among other potential adverse consequences, the value of such security may decline rapidly and the Portfolios may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price or at all). In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Portfolio shares, which would provide Goldman Sachs with the right to redeem such Portfolio shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Code of Ethics and Personal Trading

Each of the Portfolio and Goldman Sachs, as the Portfolio’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Portfolios, and may also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Portfolios. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser and the Sub-Adviser

When the Portfolios allocate assets to the Sub-Adviser, the Sub-Adviser or the Portfolio’s custodian generally are responsible for taking all action with respect to the securities held by the Sub-Adviser on behalf of the Portfolio, and the Investment Adviser is not responsible for taking any action with respect to such securities. To the extent that Goldman Sachs takes any action with respect to securities in the Portfolio, the Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolio, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser or the Sub-Adviser in respect of securities held by the Portfolios may benefit the interests of Goldman Sachs and/or Accounts other than the Portfolios. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Portfolios

The Investment Adviser may restrict its investment decisions and activities on behalf of the Portfolios in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Portfolios). The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Portfolios due to Goldman Sachs’ activities outside the Portfolios (e.g., the Investment Adviser may refrain from making investments for the Portfolio that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, the Investment Adviser may restrict, limit or reduce the amount of the Portfolio’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Portfolio (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the Portfolio should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.

When faced with the foregoing limitations, Goldman Sachs may avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce the Portfolio’s interest in, or restrict the Portfolio from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Portfolios because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser is not permitted to use material non-public information in effecting purchases and sales in public securities transactions for the Portfolios. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Portfolios, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs or the Sub-Adviser invests on behalf of the Portfolios. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company.

Furthermore, the Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Portfolios may be subject to). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by the Investment Adviser of its compliance program in respect thereof, may restrict or limit the Portfolio’s investment activities.

The Investment Adviser may also limit transactions and activities on behalf of the Portfolios for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to a Sub-Adviser or other entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Portfolios, where Goldman Sachs or an Account has an interest in a Sub-Adviser or other entity involved in such activity or transaction, or where such activity or transaction on behalf of or in respect of the Portfolios could affect Goldman Sachs, the Investment Adviser, an Account or their activities.

In order to engage in certain transactions on behalf of the Portfolio, the Investment Adviser will also be subject to (or cause the Portfolio to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Portfolio may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Portfolio being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, the Portfolio, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Portfolio, including, but not limited to, investments held by the Portfolio, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Portfolio. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Portfolio rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Portfolio’s activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Portfolios and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

The Investment Adviser and/or the Sub-Adviser may select broker-dealers (including affiliates of the Investment Adviser and/or the Sub-Adviser) that furnish the Investment Adviser and/or the Sub-Adviser, the Portfolios, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s and/or the Sub-Adviser’s view, appropriate assistance to the Investment Adviser and/or the Sub-Adviser in the investment decision-making process. Subject to applicable law, the Investment Adviser and/or the Sub-Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Subject to applicable law, brokerage and research services may be used to service the Portfolios and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Portfolios based on the relative amount of commissions paid by the Portfolios. The Investment Adviser and/or the Sub-Adviser do not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser and/or the Sub-Adviser

The Investment Adviser and/or the Sub-Adviser follow policies and procedures pursuant to which the Investment Adviser and/or the Sub-Adviser may combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser and/or the Sub-Adviser aggregate orders when the Investment Adviser and/or the Sub-Adviser consider doing so appropriate and in the interests of the Investment Adviser’s and/or the Sub-Adviser’s clients generally and may elect block trade treatment when available.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser and/or the Sub-Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Portfolio’s relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although the Investment Adviser and/or the Sub-Adviser may do so in certain circumstances, the Investment Adviser and/or the Sub-Adviser do not always bunch or aggregate orders for different Portfolios, elect block trade treatment or net buy and sell orders for the same Portfolio, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s and/or the Sub-Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with trades in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser and/or the Sub-Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Portfolios that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. The Investment Adviser and/or the Sub-Adviser are under no obligation or other duty to aggregate or net for particular trades. Where transactions for the Portfolio are not aggregated with other orders, or not netted against orders for the Portfolio or other Accounts, the Portfolio will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the trades been aggregated or netted. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including the Portfolio, due to the relative amount of market savings obtained by the Accounts.

Conflicts Associated with the Sub-Adviser

The Sub-Adviser has interests and relationships that may create conflicts of interest related to their management of the assets of the Portfolio. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to the Investment Adviser. For example, because the Investment Adviser primarily acts as a manager of advisers in respect of the Portfolio while the Sub-Adviser engages in direct trading strategies for the Portfolio, the Sub-Adviser may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to the Investment Adviser unless the Investment Adviser is acting as a sub-adviser, or may apply to the Investment Adviser in a different or more limited manner. Such conflicts may relate to the Sub-Adviser’s trading and investment practices, including its selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Portfolio shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sub-Adviser may manage or advise multiple accounts (the “Sub-Adviser’s Accounts”) that have investment objectives that are the same or similar to those of the Portfolio and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Portfolio. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the Sub-Adviser limits the number of clients whose assets it manages.

The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Portfolio, but may simultaneously manage Sub-Adviser’s Accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Portfolio. The simultaneous management of Sub-Adviser’s Accounts that pay greater fees or other compensation and the Portfolio creates a conflict of interest as the Sub-Adviser has an incentive to favor the Sub-Adviser’s Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, the Sub-Adviser has developed allocation policies and procedures that provide that personnel making portfolio decisions for the Sub-Adviser’s Accounts will make investment decisions for, and allocate investment opportunities among, the Sub-Adviser’s Accounts consistent with the Sub-Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Sub-Adviser) of limited opportunities across eligible Sub-Adviser’s Accounts, but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Portfolio and other Sub-Adviser’s Accounts may be made by reference to one or more factors. Factors may include: the Sub-Adviser’s Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Sub-Adviser’s Accounts or affecting holdings across Sub-Adviser’s Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Portfolio and the applicable Sub-Adviser’s Accounts; limits on the Sub-Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In addition, in some cases the Sub-Adviser may make investment recommendations to the Sub-Adviser’s Accounts that make investment decisions independently of the Sub-Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Sub-Adviser’s Accounts invest in the investment opportunity at the same time as, or prior to, the Portfolio, the availability of the investment opportunity for the Portfolio will be reduced irrespective of the Sub-Adviser’s policies regarding allocations of investments.

The Sub-Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Sub-Adviser’s Accounts or employed pro rata among the Sub-Adviser’s Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of such Sub-Adviser’s Accounts. Further, a trading strategy employed for the Portfolio that is similar to, or the same as, that of another Account of the Sub-Adviser may be implemented differently, sometimes to a material extent. For example, the Portfolio may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another of the Sub-Adviser’s Account with the same or similar trading strategy. The implementation of the Portfolio’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT”) of the Sub-Adviser’s Form ADV.

During periods of unusual market conditions, the Sub-Adviser may deviate from its normal trade allocation practices.

The Sub-Adviser and the Portfolio may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Sub-Adviser in its sole discretion will determine whether the Portfolio will participate in any such investment opportunities, and investors should not expect that the Portfolio will participate in any such investment opportunities, unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Portfolio’s investments.

As a result of the various considerations above, there will be cases in which certain Sub-Adviser’s Accounts (including Sub-Adviser’s Accounts in which the Sub-Adviser and personnel of the Sub-Adviser have an interest) receive an allocation of an investment opportunity at times that the Portfolio does not, or when the Portfolio receives an allocation of such opportunities but on different terms than other Sub-Adviser’s Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Sub-Adviser’s Accounts that employ strategies the same or similar to those of the Portfolio.

Multiple Sub-Adviser’s Accounts (including the Portfolio) may participate in a particular investment or incur other expenses applicable in connection with their operation or management, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, and class action and other litigation, and insurance premiums). The Sub-Adviser may allocate investment-related and other expenses on a pro rata or different basis.

Transaction between the Investment Adviser and the Sub-Adviser

Pursuant to an Asset Purchase Agreement dated May 24, 2016, for cash consideration, the Sub-Adviser agreed to sell to the Investment Adviser, among other things, the rights to the glide path model owned and used by the Sub-Adviser in managing target date funds, including all related data and analytics associated with the glide path model, as well as the Sub-Adviser’s agreement to certain covenants, including non-competition and non-solicitation covenants. As part of this agreement, the Investment Adviser agreed to make a payment to the Sub-Adviser in the event that the Sub-Advisory Agreement was terminated, for reasons other than cause, prior to August 21, 2019. This agreement presents a conflict of interest in the Investment Adviser’s review of the Sub-Adviser’s performance under the Sub-Advisory Agreement. The Investment Adviser, however, believes this conflict is mitigated by its fiduciary duty with respect to the Portfolio and the oversight of the sub-advisory arrangements by the Board of Trustees. Moreover, the Trust is not a party to the agreement between the Investment Adviser and the Sub-Adviser and that agreement does not restrict the Board of Trustees, or the shareholders of the Portfolio, from terminating the Sub-Advisory Agreement at any time without penalty upon 60 days’ notice.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. Orders placed by the Sub-Adviser may be directed to any broker other than Goldman Sachs or its affiliates.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Portfolio, the Sub-Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Portfolio may pay a broker which provides brokerage and research services to the Portfolio an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Sub-Adviser generally seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Sub-Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Portfolio, the Sub-Adviser and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Sub-Adviser in the performance of its decision-making responsibilities.

Such services are used by the Sub-Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Portfolio, and the services furnished by such brokers may be used by the Sub-Adviser in providing management services for the Trust. The Sub-Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Sub-Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Sub-Adviser. The Sub-Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Sub-Adviser does business. Participating in commission sharing and client commission arrangements may enable the Sub-Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Sub-Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Sub-Adviser might not be provided access to absent such arrangements.

On occasions when the Sub-Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Portfolio as well as its other customers (including any other fund or other investment company or advisory account for which the Sub-Adviser acts as investment adviser or sub-investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner considered to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

The Portfolio may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Portfolio transactions. The rebated commissions are expected to be treated as realized capital gains of the Portfolio.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

Since the Portfolio is newly-organized, it did not pay brokerage commissions during the last three fiscal years.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the net asset value (“NAV”) per share of each class of the Portfolio is calculated by determining the value of the net assets attributed to each class of the Portfolio and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Portfolio shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Portfolio may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

For the purpose of calculating the NAV per share of the Portfolio, investments are valued under valuation procedures established by the Trustees. Portfolio securities of the Portfolio for which accurate market quotations are readily available are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities will be valued at the last available bid price for long positions or the last available ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining the Portfolio’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which accurate market quotations are not readily available will be valued by the Investment Adviser based on Board-approved fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded options and futures contracts will be valued at the last sale or settlement price, and if no last sale, then the last bid price for long positions and the last ask price on short positions, on the exchange where such contracts and options are principally traded at the time closest to the NAV calculation time; (ix) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair market value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (x) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Portfolio’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Portfolio’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Portfolio’s NAV is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Portfolio, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Portfolio or particular series and constitute the underlying assets of the Portfolio or series. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of the Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolio and the other series of the Trust are generally allocated in proportion to the NAV of the Portfolio or series except where allocations of expenses can otherwise be fairly made.

The Portfolio relies on various sources to calculate its NAV. The ability of the Portfolio’s fund accounting agent to calculate the NAV per share of each share class of the Portfolio is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Portfolio’s NAV and/or the inability to calculate NAV over extended time periods. The Portfolio may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Portfolio directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Portfolio’s NAV.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions (including any material breaches by the Sub-Adviser of which it becomes aware) and any material errors in the calculation of the NAV of the Portfolio or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Portfolio, or correction of any erroneous NAV, compensation to the Portfolio and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to the Portfolio or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither the Portfolio nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.

As discussed in more detail under “NET ASSET VALUE,” the Portfolio’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

SHARES OF THE TRUST

The Portfolio is a series of Goldman Sachs Trust II, a Delaware statutory trust formed on August 28, 2012. The fiscal year end for the Portfolio is August 31.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this SAI, the Trustees have authorized the issuance of six classes of shares of the Portfolio: Class A, Institutional, Service, Investor, Class R and Class R6 Shares. Additional series and classes may be added in the future.

Each Class A Share, Institutional Share, Service Share, Investor Share, Class R Share and Class R6 Share of the Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of the Portfolio are borne at the same rate by each class of shares, except that fees under the Service Plan and Shareholder Administration Plan are borne exclusively by Service Shares, fees under the Distribution and Service Plans are borne exclusively by Class A or Class R Shares, respectively, and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed more fully in the Portfolio’s Prospectus.

Class A Shares are sold, with a maximum initial sales charge of 5.50%, through brokers and dealers who are members of the FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolio bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.

Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to Service Shares.

Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by the Portfolio for services provided to the institution’s customers.

Investor and Class R Shares are sold at NAV without a sales charge. Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.

Class R6 Shares are sold at NAV without a sales charge. Class R6 Shares are generally available to the following investors who purchase shares of the Portfolio through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.

•	Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;

•	Employee Benefit Plans;

•	Registered investment companies or bank collective trusts investing directly with the Transfer Agent;

•	Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and

•	Other investors at the discretion of the Trust’s officers.

Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.

Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Investor, Class R and Class R6 Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets attributable to Class R Shares. With respect to Class R Shares the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Institutional, Service, Investor, Class R and Class R6 Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Portfolio. Dividends paid by the Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Portfolio’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Portfolio are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following are certain additional U.S. federal income tax considerations generally affecting the Portfolio and the purchase, ownership and disposition of shares of the Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect [ ], 2018, which are subject to change. Future changes in tax laws may adversely impact the Portfolio and its shareholders.

Portfolio Taxation

The Portfolio and each Underlying Fund is a separate taxable entity. The Portfolio and each of the Underlying Funds has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. To qualify as such, the Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Portfolio generally will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

There are certain tax requirements that the Portfolio and each Underlying Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Underlying Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio and each Underlying Fund (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Underlying Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Underlying Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Underlying Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Underlying Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that the Portfolio or an Underlying Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Portfolio or Underlying Fund as in the hands of such an entity; consequently, the Portfolio or an Underlying Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Portfolio or an Underlying Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities held or anticipated to be acquired by the Portfolio or an Underlying Fund may not qualify as “directly-related” under these tests.

If the Portfolio or an Underlying Fund complies with the foregoing provisions, then in any taxable year in which such Portfolio or Underlying Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio or Underlying Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on any income of the Portfolio or Underlying Fund, including long-term capital gains, distributed to shareholders. If, instead, the Portfolio or Underlying Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of shares that should be treated as such distributions – there can be no assurance that the Portfolio and each Underlying Fund will avoid corporate-level tax in each year.

If the Portfolio or an Underlying Fund retains any net capital gain, the Portfolio or Underlying Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio or Underlying Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio or Underlying Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Portfolio or Underlying Fund (as applicable) on that amount of net capital gain.

The Portfolio and each Underlying Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Real Estate Securities, Local Emerging Markets Debt, International Real Estate Securities, High Yield, Core Fixed Income, International Equity Insights, Emerging Markets Equity Insights, International Small Cap Insights, Global Income, Emerging Markets Debt or Dynamic Allocation Funds and may therefore make it more difficult for such an Underlying Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, the Portfolio and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year the Portfolio or Underlying Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, the Portfolio and each Underlying Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for such year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on August 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Portfolio or Underlying Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Portfolio or Underlying Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Portfolio, as if paid on December 31 of the year declared. The Portfolio and each Underlying Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, the Portfolio is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Underlying Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Underlying Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of an Underlying Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps and options on swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in those kinds of transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Underlying Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

An Underlying Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by an Underlying Fund, in the event it invests in such securities, so as to seek to eliminate or minimize any adverse tax consequences.

If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Underlying Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Portfolio will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the Portfolio invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Portfolio. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Portfolio could therefore affect the amount, timing and character of distributions to shareholders. If an Underlying Fund invests in certain REITs or in REMIC residual interests, a portion of the Portfolio’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Portfolio on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Foreign Taxes

If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the IRS pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

If an Underlying Fund makes this election, its shareholders (including the Portfolio) may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to holding period and other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

While the Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, if at least 50% of the value of the Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Portfolio will itself be able to elect to treat its foreign taxes as paid by its shareholders. If the Portfolio makes this election, the shareholders of the Portfolio will have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds.

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Portfolio, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Portfolio will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Portfolio may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio even if the election is made by the Portfolio.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Portfolio election with respect to foreign taxes. Each year, if any, that the Portfolio files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Portfolio and (2) the portion of Portfolio dividends that represents income from foreign sources.

Taxable U.S. Shareholders – Distributions

For U.S. federal income tax purposes, distributions by the Portfolio, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Portfolio or the Underlying Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Portfolio or Underlying Fund shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s or Underlying Fund’s ex-dividend date and the Portfolio or Underlying Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of the Portfolio’s or Underlying Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of securities lending activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from the Portfolio’s or an Underlying Fund’s dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio or Underlying Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of the Portfolio’s or an Underlying Fund’s securities lending activities or a high portfolio turnover rate. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of the Portfolio or Underlying Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of the Portfolio’s or Underlying Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

If the Portfolio receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Portfolio is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Portfolio meets holding period and other requirements with respect to shares of the Underlying Fund.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders – Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Portfolio shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized upon the sale or exchange of Portfolio shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. All or a portion of any sales load paid upon the purchase of shares of the Portfolio will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Information Reporting and Backup Withholding

The Portfolio will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of certain exempt recipients, i.e., certain corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Section 3406 of the Code and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 28% in the case of exempt recipients that fail to certify to the Portfolio that they are not subject to withholding, non-exempt shareholders who fail to furnish the Portfolio with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Portfolio that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Portfolio may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by the Portfolio which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Portfolio to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Under a provision recently made permanent by Congress, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Portfolio. It is expected that the Portfolio will generally make designations of short-term gains, to the extent permitted, but the Portfolio does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the Portfolio with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of the Portfolio may be subject to U.S. estate tax with respect to their Portfolio shares.

The Portfolio is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolio to enable the Portfolio to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Portfolio.

State and Local Taxes

The Portfolio and each Underlying Fund may be subject to state or local taxes in jurisdictions in which the Portfolio or Underlying Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Portfolio or an Underlying Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Portfolio or an Underlying Fund may have tax consequences for shareholders that are different from those of a direct investment in the Portfolio’s or an Underlying Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

A copy of the annual and semi-annual report of the Portfolio (when available) may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of the Portfolio’s Prospectus. The [semi-]annual report for the period ending [ ] will become available to investors in [ ].

PROXY VOTING

The Board believes that the voting of proxies on securities held by the Sub-Adviser is an important element of the overall investment process. For a summary of the Investment Adviser’s Proxy Voting guidelines, please see Appendix C.

The Board has delegated the responsibility to vote proxies to the Sub-Adviser in accordance with its proxy voting policies and procedures. For the proxy voting policy of the Sub-Adviser, please see Appendix D.

The Sub-Adviser has implemented written Proxy Voting Policies and Procedures (a “Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Portfolio. The Proxy Voting Policy of the Sub-Adviser also describes how the Sub-Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Subject to the oversight of the Investment Adviser, the Sub-Adviser (or a designated proxy committee at the Sub-Adviser) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available to investors by calling Goldman Sachs at 1-800-621-2550 without charge and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Portfolio, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Portfolio), are not an additional charge to the Portfolio or its shareholders, and do not change the price paid by investors for the purchase of the Portfolio’s shares or the amount the Portfolio receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Portfolio to the Intermediaries as described in the Portfolio’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Intermediaries” section, “Portfolios” shall mean, collectively, the Portfolios and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Portfolios, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; “due diligence” examination and/or review of the Portfolios from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Portfolios; marketing support fees for providing assistance in promoting the sale of Portfolio shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Portfolios; and/or other specified services intended to assist in the distribution and marketing of the Portfolios, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing of the Portfolios and/or sale of shares of the Portfolios. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Portfolios. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Portfolio shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Portfolios through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Portfolio shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Portfolios with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Portfolios, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Portfolio and when considering which share class is most appropriate for you.

[For the year ended December 31, 2017, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 184 Intermediaries, totaling approximately $163 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the Portfolios, Goldman Sachs Trust, all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, and the Trust. During the year ended December 31, 2017, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2017 are not reflected. Additional Intermediaries may receive payments in 2018 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.]

[ADP Broker-Dealer, Inc.

ADP LLC

ADP, Inc.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Amalga Trust Company

Amalgamated Bank of Chicago

American Enterprise Investment Services, Inc. (AEIS)

American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus, Inc.

Associated Investment Services, Inc.

Associated Trust Company, N.A.

AXA Equitable Life Insurance Company

Banc of America Securities LLC

BancorpSouth

Bank Hapoalim B.M.

Bank of New York

Bankers Trust Company

BB&T Capital Markets

BMO Harris Bank N.A.

BMO Nesbitt Burns

BNP Paribas, Acting Through its NY Branch

BNY Mellon National Association

BOSC, Inc.

Branch Banking & Trust Company

Brown Brothers Harriman & Co.

C.M. Life Insurance Company

Cetera Financial Group

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc.

Citibank N.A.

Citigroup Global Markets, Inc.

Citigroup Private Bank at Citibank N.A.

CME Shareholder Servicing LLC

Comerica Bank

Comerica Securities, Inc.

Commerce Bank, N.A.

Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company

Commonwealth Equity Services, Inc. dba Commonwealth Financial Network

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Credit Suisse Securities (USA) LLC

Daily Access Corporation

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

Directed Account Plan Board of Directors

Dubuque Bank & Trust

E*Trade Clearing LLC

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Company

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fifth Third Bank

Fifth Third Securities Inc.

First Hawaiian Bank

First National Bank of Omaha

FirstMerit Bank, NA

Forethought Life Insurance Company

Fulton Bank, N.A.

Fulton Financial Advisors, National Association

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

Genworth Life Insurance Company of New York

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

GWFS Equities, Inc.

Harris Trust & Savings Bank

Hartford Life Insurance Company

Hazeltree Fund Services, Inc.

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank U.S.A., N.A.

HSBC Bank USA, National Association

Hunt, Dupree & Rhine

ICMA RC-Services, LLC

ICMA Retirement Corporation

Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)

Invesmart, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities LLC

Jefferson National Life Insurance Company

Jefferson Pilot Financial Insurance Company

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

JPMorgan Securities, Inc. (JPMSI)

Key Bank N.A.

LaSalle Bank, N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

LPL Financial LLC

M&T Bank

M&T Securities, Inc.

Massachusetts Mutual Life Insurance Company

MassMutual Retirement Services, LLC

McCready and Keene, Inc.

Mellon Bank, N.A.

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Midland National Life Insurance Company

Minnesota Life Insurance Company

MML Distributors, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Smith Barney LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

My Treasury Limited

National Financial Services LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Group, Inc.

Newport Retirement Services, Inc.

Oppenheimer & Co. Inc.

Pershing LLC

PNC Bank, N.A.

PNC Capital Markets LLC

Principal Life Insurance Company

Protective Life Insurance Company

PruCo Life Insurance Company

PruCo Life Insurance Company of New Jersey

Raymond James & Associates, Inc.

Raymond James Financial Services

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

Robert W. Baird & Co. Incorporated

Scott & Stringfellow

Security Benefit Life Insurance Company

Security Distributors, Inc.

Signature Bank

Silicon Valley Bank

State Street Bank and Trust Company

State Street Global Markets, LLC

SunGard Institutional Brokerage, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Sun Trust Bank

SunTrust Robinson Humphrey, Inc.

SVB Securities

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade Clearing, Inc.

TD Bank National Association

Teachers Insurance and Annuity Association of America

The Glenmede Trust Company N.A.

The Guardian Insurance & Annuity Company, Inc.

The Lincoln National Life Insurance Company

The Ohio National Life Insurance Company

The Prudential Insurance Company of America

The Travelers Insurance Company

The Travelers Life and Annuity Company

The United States Life Insurance Company in the City of New York

The Vanguard Group, Inc.

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Transamerica Retirement Solutions Corporation

Treasury Curve, LLC

Trustmark National Bank

U.S. Bank National Association

U.S. Fiduciary Services, Inc.

UBS Financial Services Inc.

Union Bank, N.A.

United of Omaha Life Insurance Company

US Bank, N.A.

VALIC Retirement Services Company

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

Wachovia Capital Markets, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC.

Wells Fargo Corporate Trust Services, a division of Wells Fargo Bank N.A.

Zions Bank

Zurich American Life Insurance Company]

Your Authorized Dealer or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Portfolio shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust, the Investment Adviser and the Sub-Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Portfolio shareholders and to address the conflicts between the interests of Portfolio shareholders and its service providers. The policy provides that neither the Portfolio nor its Investment Adviser, Sub-Adviser, Distributor or any agent, or any employee thereof (“Portfolio Representative”) will disclose the Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Portfolio’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Portfolio’s publicly accessible website. Information posted on the Portfolio’s website may be separately provided to any person commencing the day after it is first published on the Portfolio’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolio, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Portfolio) only upon approval by the Portfolio’s Chief Compliance Officer, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser, the Sub-Adviser and their respective affiliates, the Portfolio’s independent registered public accounting firm, the Portfolio’s custodian and administrator, the Portfolio’s legal counsel—Dechert LLP, the Portfolio’s financial printer—Donnelley Financial Solutions Inc., and any third party administrators or other service providers used by the Sub-Adviser. With respect to the Portfolio, the third party administrators or other service providers used by the Portfolio’s Sub-Adviser who may receive portfolio holdings information include, as of the date of this SAI: the Portfolio’s custodians, auditors, investment advisers, administrator, printers, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, Madison may utilize nonproprietary portfolio analytic tools offered by third party service providers to analyze portfolio composition. Madison also provides portfolio information to Morningstar and Lipper (after at least a 30 day lag unless publicly disclosed sooner as described above) – for mutual fund analysis. Third party providers of custodial or accounting services to the Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants, in connection with the Portfolio’s portfolio trading activities. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

The Portfolio will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q will be filed with the SEC within 60 days after the period to which it relates. The Portfolio’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Portfolio will become available to investors within 60 days after the period to which it relates. The Portfolio’s Form N-Q and Form N-CSR will be available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. The Portfolio intends to publish on the Trust’s website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. The Portfolio may publish such information more frequently if it has a legitimate business purpose for doing so.

Under the policy, Portfolio Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Portfolio Representatives who are authorized to disclose portfolio holdings information under the policy. As of [ ], 2018, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Disclosure of Current NAV Per Share

The Portfolio’s current NAV per share will be available through the Portfolio’s website at www.gsamfunds.com or by contacting the Portfolio at 1-800-621-2550.

Miscellaneous

The Portfolio reserves the right to pay redemptions by making in kind distributions of their investments (instead of cash). The securities distributed in kind would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

The right of a shareholder to redeem shares and the date of payment by the Portfolio may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectus, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolio’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio shares and any distributions paid by the Portfolio are reflected in account statements from the Transfer Agent.

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in the Portfolio’s shares. The Portfolio may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Portfolio entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Portfolio enters into portfolio transactions based on those orders, and may permit the Portfolio to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if the Portfolio enters into portfolio transactions in anticipation of an order for a large redemption of Portfolio shares; or (ii) if the Portfolio enters into portfolio transactions in anticipation of an order for a large purchase of Portfolio shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Portfolio will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Portfolio would benefit from any earnings and investment gains resulting from such portfolio transactions.

Line of Credit

The Portfolio intends to participate in a $1,100,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust, Goldman Sachs Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized.

Corporate Actions

From time to time, the issuer of a security held in the Portfolio’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Portfolio may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Portfolio’s investment portfolio.

In cases where the Portfolio or the Sub-Adviser receives sufficient advance notice of a voluntary corporate action, the Sub-Adviser will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If the Portfolio or the Sub-Adviser does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investment portfolio.

DISTRIBUTION AND SERVICE PLANS

(Class A Shares and Class R Shares Only)

Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A and Class R Shares of the Portfolio, distribution and service plans (collectively, the “Plans” and each individually, a “Plan”). See “Shareholder Guide—Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Portfolio and enable the Portfolio to offer investors the choice of investing in Class A or Class R Shares when investing in the Portfolio. In addition, the distribution fees payable under the Plans may be used to assist the Portfolio in reaching and maintaining asset levels that are efficient for the Portfolio’s operations and investments.

The Plans for the Portfolio’s Class A and Class R Shares were approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on February 7, 2018.

The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25% and 0.50% per annum of the Portfolio’s average daily net assets attributable to Class A and Class R Shares, respectively, of the Portfolio.

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSCs (as applicable) on Class A and Class R Shares may be sold by Goldman Sachs as Distributor to entities which provide financing for payments to Intermediaries in respect of sales of Class A and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Portfolio’s Class A and Class R Shares.

Under each Plan, Goldman Sachs, as Distributor of the Portfolio’s Class A and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

The Plans will remain in effect until [ ] and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Shares of the affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to the Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A or Class R Shares, respectively, of the Portfolio and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolio and its Class A and Class R shareholders.

Since the Portfolio is newly-organized, no distribution or service fees were paid by the Portfolio during the last three fiscal years.

Since the Portfolio is newly-organized, no expenses were incurred by Goldman Sachs during the last fiscal year in connection with distribution under the Plans.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

(Service Shares Only)

The Trust, on behalf of the Portfolio, has adopted a service plan (the “Service Plan”) and a separate shareholder administration plan (the “Shareholder Administration Plan”) with respect to the Service Shares (collectively, the “Service Shares Plans”), which authorize the Portfolio to compensate Intermediaries for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Service Shares Plans, the Portfolio enters into agreements with Intermediaries which purchase Service Shares of the Portfolio on behalf of its customers (“Service Agreements”). Under such Service Agreements the Intermediaries may perform some or all of the following services:

(i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the Portfolio; (b) acting as liaison between the Intermediary’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the Intermediary’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Intermediary.

(ii) Shareholder administration services, including (a) acting or arranging for another party to act, as record holder and nominee of the Service Shares beneficially owned by the Intermediary’s customers; (b) establishing and maintaining or assisting in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (c) processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting or assisting in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (e) facilitating the inclusion of Service Shares in accounts, products or services offered to the Intermediary’s customers by or through the Intermediary; (f) processing dividend payments on behalf of customers; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of FINRA’s Conduct Rules.

As compensation for such services, the Portfolio will pay each Intermediary a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of the Portfolio attributable to or held in the name of such Intermediary.

Since the Portfolio is newly-organized, it did not pay fees pursuant to the Service Shares Plans during the last three fiscal years.

The Portfolio has adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Intermediaries pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to an Intermediary’s receipt of compensation paid by the Portfolio in connection with the investment of fiduciary assets in Service Shares of the Portfolio. Intermediaries, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolio. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Service Shares Plans were most recently approved on February 7, 2018 on behalf of the Portfolio by a majority vote of the Trust’s Board of Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Service Shares Plans. The Service Shares Plans and related Service Agreements will remain in effect until [ ] and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Shareholders of the affected Portfolio’s Service Class, and all material amendments of each Service Shares Plan must also be approved by the Trustees in the manner described above. The Service Shares Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Portfolio’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the Portfolio on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Service Shares Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Governance and Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Service Shares Plans will benefit the Portfolio and the holders of Service Shares of the Portfolio.

Since the Portfolio is newly organized, it has not incurred any expenses in connection with distribution activities under the Service Plan.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,

REDEMPTIONS, EXCHANGES AND DIVIDENDS

(Class A Shares and Class R Shares Only)

The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Maximum Sales Charge

Class A Shares of the Portfolio are sold with a maximum sales charge of 5.50%. Using the initial NAV per share as of [ ], the maximum offering price of the Portfolio’s Class A Shares would be $[ ].

The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in the Prospectus due to rounding in the calculations. The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53% for Class A Shares) or somewhat lesser (e.g., 5.48% for Class A Shares) than that listed above or in the Prospectus. Contact your financial adviser for further information.

Other Purchase Information/Sales Charge Waivers

The sales charge waivers on the Portfolio’s shares described in “Shareholder Guide—Common Questions Applicable To The Purchase Of Class A Shares” in the Prospectus are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

If shares of the Portfolio are held in an account with an Intermediary, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Intermediary, and not by the Portfolio and its Transfer Agent. Since the Portfolio will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in an account with one Intermediary to an account with another Intermediary or to an account directly with the Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Intermediary.

Right of Accumulation (Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A (acquired by purchase or exchange) of the Portfolio and Class A and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder of the Portfolio owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to purchases of $100,000 or more but less than $250,000 for the Portfolio). Class A Shares of the Portfolio and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolio and any other Goldman

Sachs Fund purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A Shares of the Portfolio and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Portfolio’s shares to eligible persons; and (ii) notification to the Portfolio at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)

If a shareholder anticipates purchasing at least $50,000, not counting reinvestments of distributions, of Class A Shares of the Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Intermediary must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix B to this SAI.

Cross-Reinvestment of Distributions

Shareholders may receive distributions in additional shares of the same class of the Portfolio in which they have invested or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of the Portfolio.

A Portfolio shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that fund. The election to cross-reinvest distributions will not affect the tax treatment of such distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of the Portfolio for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Exchanges from Collective Investment Trusts to Goldman Sachs Funds

The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the Portfolio at NAV. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A Shares. The CDSC applicable to Class A Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Portfolio had not commenced operations as of the date of this SAI, and except as noted below, the Trust does not know of any persons who own of record or beneficially 5% or more of any class of the Portfolio’s shares as of that date. The Goldman Sachs Group, Inc., a Delaware corporation whose principal office is located at 200 West Street, New York, New York 10282, has provided an initial investment in the Portfolio. For so long as The Goldman Sachs Group, Inc. has a greater than 25% interest in the Portfolio, The Goldman Sachs Group, Inc. may be deemed be a “control person” of the Portfolio for purposes of the 1940 Act.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

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The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

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“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

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“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

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“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation.

Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

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•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

STATEMENT OF INTENTION

(applicable only to Class A Shares)

If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Portfolio alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Portfolio at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.

To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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APPENDIX C

GSAM PROXY VOTING GUIDELINES SUMMARY

Effective March 2017

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 2-C
2.	Board of Directors	page 2-C
3.	Executive Compensation	page 5-C
4.	Director Nominees and Proxy Access	page 7-C
5.	Shareholder Rights and Defenses	page 8-C
6.	Mergers and Corporate Restructurings	page 8-C
7.	State of Incorporation	page 9-C
8.	Capital Structure	page 9-C
9.	Environmental, Social, Governance (ESG) Issues	page 9-C

B.	Non-U.S. proxy items:

1.	Operational Items	page 13-C
2.	Board of Directors	page 14-C
3.	Compensation	page 16-C
4.	Board Structure	page 17-C
5.	Capital Structure	page 17-C
6.	Mergers and Corporate Restructurings & Other	page 19-C
7.	Environmental, Social, Governance (ESG) Issues	page 19-C

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U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than five public operating and/or holding company boards;

•	Are CEOs or CFOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

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Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for re-election). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

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In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

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3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

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•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans - Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price-should be set at fair market or a premium to market;

•	Participants-executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

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Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

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Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

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2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether the industry is a material contributor to global GHG emissions and company disclosure is lacking;

•	Whether company disclosure lags behind industry peers;

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•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

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•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

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Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

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The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

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•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

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4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 9-C for our current approach to these important topics.

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APPENDIX D

SUB-ADVISER’S PROXY VOTING GUIDELINES SUMMARIES

MADISON ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.

Regular Accounts

Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the Board of Directors of a company recommends, it means Madison agrees with the Board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the Board. However, if Madison believes that voting as the Board of Directors recommends would not be in a client’s best interests, then Madison must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.

Documenting Madison’s Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.

Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1.	Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of the client’s position?

(This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the Board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

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2.	If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3.	Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

(For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)

4.	Would accepting the Board of Directors recommendation cause Madison to violate its client’s investment guidelines?

(For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client- provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, Madison must “second guess” the Board of Directors to determine if their recommendation is in the best interests of its clients, regardless of whether the Board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.

In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer as determined by a review of our Conflicted Proxy List), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

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In the absence of any conflict, in the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.

The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy. Madison maintains a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Management Team subcommittee described above.

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for International Securities

Certain foreign companies may impose restrictions on the transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1.	If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.

2.	On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires Madison, when it is responsible for voting proxies:

1.	To maintain voting records for review by the named fiduciary of the plan; and

2.	Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.

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Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.

Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.

Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

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PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Amended Schedule A dated February 7, 2018 to the Amended and Restated Agreement and Declaration of Trust dated April 16, 2013 (filed herewith)

(b)	Amended and Restated By-laws dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest: Article III, Sections 3.1, 3.2 and 3.6, Article V, Article VI, Article VII, Section 7.7, Article VIII Sections 8.4 and 8.9 of the Registrant’s Amended and Restated Declaration of Trust, incorporated herein by reference as Exhibit (a); and Article II of the Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit (b) herein (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(d)	(1)	Management Agreement dated April 16, 2013 between Registrant, on behalf of Goldman Sachs Multi-Manager Alternatives Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2013)

	(2)	Form of Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. and the Sub-adviser (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

	(3)	Amended Annex A effective November 3, 2016 to the Management Agreement dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(e)	(1)	Distribution Agreement between Registrant and Goldman Sachs & Co. LLC, dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Exhibit A dated November 3, 2016 to the Distribution Agreement dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 51 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2016)

(f)	Not applicable

(g)	(1)	Custodian Contract between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

	(2)	Fee schedule dated January 6, 2000 relating to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(3)	Fee schedule dated April 14, 2000 relating to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(4)	Letter Agreement dated September 27, 1999 between Goldman Sachs Trust and State Street Bank and Trust Company relating to Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(5)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(6)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(7)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(8)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(9)	Letter Amendment dated March 14, 2007 to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(10)	Letter Amendment dated May 2, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(11)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(12)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(13)	Letter Amendment dated November 19, 2009 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs U.S. Equity Fund) (incorporated by reference from Post-Effective Amendment No. 226 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(14)	Letter Amendment dated August 11, 2009 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Technology Tollkeeper Fund (formerly Tollkeeper Fund)) (incorporated by reference from Post-Effective Amendment No. 229 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 24, 2009)

(15)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(16)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(17)	Letter Amendment dated January 9, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Focused Growth Fund) (incorporated by reference from Post-Effective Amendment No. 304 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 25, 2012)

(18)	Letter Amendment dated January 31, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective Amendment No. 311 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(19)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(20)	Letter Amendment dated March 22, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Retirement Portfolio Completion Fund) (incorporated by reference from Post-Effective Amendment No. 333 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(21)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed March 25, 2013)

(22)	Letter Amendment dated April 16, 2013 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Alternatives Fund) (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(23)	Letter Amendment dated May 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Dynamic Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 360 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 28, 2013)

(24)	Letter Amendment dated June 18, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Asset Real Return Fund) (incorporated by reference from Post-Effective Amendment No. 364 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed August 16, 2013)

(25)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(26)	Letter Amendment dated November 4, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Fixed Income Macro Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 375 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(27)	Letter Amendment dated December 11, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small/Mid Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 387 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 30, 2014)

(28)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Limited Maturity Obligations Fund) (incorporated by reference from Post-Effective Amendment No. 395 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(29)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(30)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Implementation Fund) (incorporated by reference from Post-Effective Amendment No. 424 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(31)	Letter Amendment dated August 14, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Fund) (incorporated by reference from Post-Effective Amendment No. 430 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(32)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(33)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 13, 2015)

(34)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(35)	Letter Amendment dated August 13, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Absolute Return Multi-Asset Fund (formerly, Goldman Sachs Global Absolute Return Fund) and Goldman Sachs Focused Value Fund) (incorporated by reference from Post-Effective Amendment No. 494 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

(36)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(37)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(38)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(39)	Letter Amendment dated December 2, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-FIMS, Ltd.) (formerly, Goldman Sachs Cayman Commodity-FIMS Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(40)	Letter Amendment dated June 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity- TTIF, Ltd.) (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(41)	Letter Amendment dated June 11, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-ARM, Ltd.) (formerly, Cayman Commodity-GARF, Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(42)	Letter Amendment dated March 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-185659, filed March 31, 2016)

(43)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, Ltd.) (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(44)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Factor Allocation Fund) (incorporated by reference from Post-Effective Amendment No. 568 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed June 27, 2016)

(45)	Letter Amendment dated November 30, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs GQG Partners International Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

	(46)	Letter Amendment dated August 19, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

(h)	(1)	Transfer Agency Agreement dated April 16, 2013 between Registrant and Goldman Sachs & Co. LLC (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Transfer Agency Agreement Fee Schedule dated August 9, 2017 to the Transfer Agency Agreement dated April 16, 2013 between Registrant and Goldman Sachs & Co. LLC (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

	(3)	Administration Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(4)	Letter Amendment dated December 16, 2014 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 13, 2015)

	(5)	Amendment dated January 21, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 11 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 27, 2015)

	(6)	Letter Amendment dated June 18, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund, and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(7)	Letter Amendment dated June 18, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(8)	Letter Amendment dated September 8, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(9)	Fee Waiver Agreement dated September 2, 2015 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Alternatives Fund (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(10)	Appointment of Agent for Service of Process relating to Cayman Commodity-MMA, Ltd. (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(11)	Fee Waiver Agreement dated October 29, 2015 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Real Assets Strategy Fund (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(12)	Appointment of Agent for Service of Process relating to the Cayman Commodity-MMRA, Ltd. (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(13)	Amendment dated May 31, 2016 to the Administration Agreement dated April 30, 2013 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, Ltd.) (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

	(14)	Appointment of Agent for Service of Process relating to the Cayman Commodity-MMA II, Ltd. (incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 23, 2016)

	(15)	Fee Waiver Agreement dated March 23, 2016 between Goldman Sachs Asset Management, L.P. and Registrant relating to the Goldman Sachs Multi-Manager Alternatives Fund (incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 23, 2016)

	(16)	Amendment dated November 30, 2016 to the Administration Agreement dated April 30, 2013 between Registrant and State Street Bank and Trust Company (Goldman Sachs GQG Partners International Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

	(17)	Amendment dated August 19, 2016 to the Administration Agreement dated April 30, 2013 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

(i)	Opinion and Consent of Dechert LLP (to be filed)

(j)	Not applicable

(k)	Not applicable

(l)	Subscription Letter related to Initial Capital provided by The Goldman Sachs Group, Inc. (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(m)	(1)	Class A Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Class C Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(3)	Class R Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(4)	Goldman Sachs Trust II Service Shares Service Plan and Shareholder Administration Plan dated as of May 5, 2016 (incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 23, 2016)

	(5)	Class T Shares Distribution and Service Plan dated as of February 2, 2017 (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(n)	Plan in Accordance with Rule 18f-3, amended and restated as of November 15, 2017 (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

(p)	(1)	Code of Ethics — Goldman Sachs Trust II, dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Code of Ethics – Goldman Sachs & Co. LLC, Goldman Sachs Asset Management, L.P., and Goldman Sachs Asset Management International, dated February 6, 2012 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(3)	Code of Ethics of Ares Capital Management II LLC, dated July 2012 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(4)	Code of Ethics of Brigade Capital Management, LP, dated September 2014 (incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2015)

	(5)	Code of Ethics of Graham Capital Management, L.P., dated December 2014 (incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2015)

	(6)	Code of Ethics of First Pacific Advisors, LLC, dated February 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

	(7)	Code of Ethics of Sirios Capital Management, L.P., dated June 2013 (incorporated by reference from Post-Effective Amendment No. 5 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 29, 2014)

(8)	Code of Ethics of BlueBay Asset Management LLP, dated June 2014 (incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 333-185659, filed January 29, 2015)

(9)	Code of Ethics of Symphony Asset Management LLC, dated July 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

(10)	Code of Ethics of Causeway Capital Management LLC, dated June 2016 (incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 333-185659, filed September 23, 2016)

(11)	Code of Ethics of Fisher Asset Management, LLC, dated August 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(12)	Code of Ethics of GW&K Investment Management, LLC, dated May 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(13)	Code of Ethics of Boston Partners Global Investors, Inc., dated February 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(14)	Code of Ethics of Russell Investments Implementation Services, LLC, dated January 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(15)	Code of Ethics of Scharf Investments, LLC, dated April 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(16)	Code of Ethics of Vulcan Value Partners, LLC, dated January 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(17)	Code of Ethics of WCM Investment Management, dated January 2016 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

(18)	Code of Ethics of PGIM Real Estate, dated October 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(19)	Code of Ethics of RREEF America L.L.C., effective May 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

(20)	Code of Ethics of Massachusetts Financial Services Company d/b/a/ MFS Investment Management, dated October 2016 (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(21)	Code of Ethics of Smead Capital Management, Inc., dated May 2015 (incorporated by reference from Post-Effective Amendment No. 20 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 15, 2015)

(22)	Code of Ethics of RARE Infrastructure (North America) Pty Limited, dated April 2016 (incorporated by reference from Post-Effective Amendment No. 54 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(23)	Code of Ethics of Atreaus Capital, LP, dated July 2015 (incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 333-185659, filed August 14, 2015)

(24)	Code of Ethics of Lazard Asset Management LLC, dated September 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

(25)	Code of Ethics of New Mountain Vantage Advisers, L.L.C. (incorporated by reference from Post-Effective Amendment No. 30 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 26, 2016)

(26)	Code of Ethics of Principal Global Investors, LLC, dated July 2015 (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(27)	Code of Ethics of Brown Advisory LLC, dated February 2016 (incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-185659, filed March 31, 2016)

(28)	Code of Ethics of PNC Capital Advisors, LLC, dated January 2016 (incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-185659, filed March 31, 2016)

(29)	Code of Ethics of QMS Capital Management LP, dated January 2016 (incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-185659, filed March 31, 2016)

(30)	Code of Ethics of Acadian Asset Management LLC, dated January 2016 (incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-185659, filed March 31, 2016)

(31)	Code of Ethics of Madison Asset Management, LLC, dated September 2015 (incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 23, 2016)

(32)	Code of Ethics of Algert Global, LLC, effective September 2016 (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(33)	Code of Ethics of One River Asset Management, LLC, dated September 2016 (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

	(34)	Code of Ethics of GQG Partners LLC, effective May 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

	(35)	Code of Ethics of Presima Inc., dated August 2016 (incorporated by reference from Post-Effective Amendment No. 49 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

	(36)	Code of Ethics of Wellington Management Company LLP, dated April 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

	(37)	Code of Ethics of Legal & General Investment Management America, Inc., dated August 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

	(38)	Code of Ethics of Crabel Capital Management, LLC, dated April 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

	(39)	Code of Ethics of Emso Asset Management Limited, effective March 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

	(40)	Code of Ethics of Halcyon Arbitrage IC Management LP, dated April 2017 (incorporated by reference from a Post-Effective Amendment to the Registrant’s registration statement, SEC File No. 333-185659, filed December 22, 2017)

(q)	(1)	Powers of Attorney for James A. McNamara, John F. Killian, Cheryl K. Beebe, Lawrence Hughes and Scott M. McHugh, dated August 8, 2017 (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

	(2)	Power of Attorney for Steven D. Krichmar, dated February 6, 2018 (filed herewith)

Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMRA, Ltd. (the “MMRA Subsidiary”), a company organized under the laws of the Cayman Islands. The MMRA Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA, Ltd. (the “MMA Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA II, Ltd. (the “MMA II Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA II Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA III, Ltd. (the “MMA III Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA III Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA IV, Ltd. (the “MMA IV Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA IV Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA V, Ltd. (the “MMA V Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA V Subsidiary’s financial statements will be included on a consolidated basis in the Goldman Sachs Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs & Co. LLC dated April 16, 2013, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman Sachs & Co. LLC dated April 16, 2013, provide that the Registrant will indemnify Goldman Sachs & Co. LLC against certain liabilities, subject to certain conditions. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(1), respectively, to the Registrant’s Registration Statement.

Mutual fund and trustees and officers liability policies purchased by the Registrant insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as investment adviser to the Registrant. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in their Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Acadian Asset Management LLC (“Acadian”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Acadian is primarily engaged in the investment management business. Information about the officers and managers of Acadian is included in its Form ADV filed with the Commission (registration number 801-28078) and is incorporated herein by reference.

Algert Global, LLC (“Algert”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Algert is primarily engaged in the investment management business. Information about the officers and managers of Algert is included in its Form ADV filed with the Commission (registration number 801-61878) and is incorporated herein by reference.

Ares Capital Management II LLC (“Ares”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Ares is primarily engaged in the investment management business. Information about the officers and members of Ares is included in its Form ADV filed with the Commission (registration number 801-72399) and is incorporated herein by reference.

Atreaus Capital, LP (“Atreaus”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Atreaus is primarily engaged in the investment management business. Information about the officers and partners of Atreaus is included in its Form ADV filed with the Commission (registration number 801-74552) and is incorporated herein by reference.

BlueBay Asset Management LLP (“BlueBay”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. BlueBay is primarily engaged in the investment management business. Information about the officers and partners of BlueBay is included in its Form ADV filed with the Commission (registration number 801-61494) and is incorporated herein by reference.

Boston Partners Global Investors, Inc. (“Boston Partners”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager U.S. Small Cap Equity Fund. Boston Partners is primarily engaged in the investment management business. Information about the officers and director of Boston Partners is included in its Form ADV filed with the Commission (registration number 801-61786) and is incorporated herein by reference.

Brigade Capital Management, LP (“Brigade”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Brigade is primarily engaged in the investment management business. Information about the officers and partners of Brigade is included in its Form ADV filed with the Commission (registration number 801-69965) and is incorporated herein by reference.

Brown Advisory LLC (“Brown”) serves as sub-adviser to Multi-Manager U.S. Small Cap Equity Fund. Brown is primarily engaged in the investment management business. Information about the officers and members of Brown is included in its Form ADV filed with the Commission (registration number 801-38826) and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund. Causeway is primarily engaged in the investment management business. Information about the officers and members of Causeway is included in its Form ADV filed with the Commission (registration number 801-60343) and is incorporated herein by reference.

Crabel Capital Management, LLC (“Crabel”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Crabel is primarily engaged in the investment management business. Information about the officers and members of Crabel is included in its Form ADV filed with the Commission (registration number 801-110141) and is incorporated herein by reference.

Emso Asset Management Limited (“Emso”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Emso is primarily engaged in the investment management business. Information about the officers and members of Emso is included in its Form ADV filed with the Commission (registration number 801-66016) and is incorporated herein by reference.

First Pacific Advisors, LLC (“FPA”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. FPA is primarily engaged in the investment management business. Information about the officers and members of FPA is included in its Form ADV filed with the Commission (registration number 801-67160) and is incorporated herein by reference.

Fisher Asset Management, LLC (“Fisher”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Fisher is primarily engaged in the investment management business. Information about the officers and members of Fisher is included in its Form ADV filed with the Commission (registration number 801-29362) and is incorporated herein by reference.

GW&K Investment Management, LLC (“GW&K”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. GW&K is primarily engaged in the investment management business. Information about the officers and manager of GW&K is included in its Form ADV filed with the Commission (registration number 801-61559) and is incorporated herein by reference.

GQG Partners LLC (“GQG”) serves as sub-adviser to Goldman Sachs GQG Partners International Opportunities Fund. GQG is primarily engaged in the investment management business. Information about the officers and manager of GQG is included in its Form ADV filed with the Commission (registration number 801-107734) and is incorporated herein by reference.

Graham Capital Management, L.P. (“GCM”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. GCM is primarily engaged in the investment management business. Information about the officers and partners of GCM included in its Form ADV filed with the Commission (registration number 801-73422) and is incorporated herein by reference.

Halcyon Arbitrage IC Management LP (“Halcyon”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Halcyon is primarily engaged in the investment management business. Information about the officers and members of Halcyon is included in its Form ADV filed with the Commission (registration number 801-78899) and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Multi-Manager U.S. Dynamic Equity Fund. Lazard is primarily engaged in the investment management business. Information about the officers and parent company of Lazard is included in its Form ADV filed with the Commission (registration number 801-61701) and is incorporated herein by reference.

Legal & General Investment Management America, Inc. (“LGIMA”) as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. LGIMA is primarily engaged in the investment management business. Information about the officers and manager of LGIMA is included in its Form ADV filed with the Commission (registration number 801-69862) and is incorporated herein by reference.

Madison Asset Management, LLC (“Madison”) serves as sub-adviser to Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio and Goldman Sachs Target Date 2060 Portfolio. Madison is primarily engaged in the investment management business. Information about the officers and parent company of Madison is included in its Form ADV filed with the Commission (registration number 801-62992) and is incorporated herein by reference.

Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) serves as sub-adviser to Multi-Manager International Equity Fund. MFS is primarily engaged in the investment management business. Information about the officers and directors of MFS is included in its Form ADV filed with the Commission (registration number 801-17352) and is incorporated herein by reference.

New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. New Mountain Vantage is primarily engaged in the investment management business. Information about the officers and members of New Mountain Vantage is included in its Form ADV filed with the Commission (registration number 801-69688) and is incorporated herein by reference.

One River Asset Management, LLC (“One River”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. One River is primarily engaged in the investment management business. Information about the officers and partners of One River is included in its Form ADV filed with the Commission (registration number 801-78232) and is incorporated herein by reference

PGIM Real Estate (“PRE”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. PRE is primarily engaged in the investment management business. Information about the officers and directors of PRE is included in its Form ADV filed with the Commission (registration number 801-22808) and is incorporated herein by reference.

PNC Capital Advisors, LLC (“PNC”) serves as sub-adviser to Multi-Manager U.S. Small Cap Equity Fund. PNC is primarily engaged in the investment management business. Information about the officers and members of PNC is included in its Form ADV filed with the Commission (registration number 801-70684) and is incorporated herein by reference.

Presima Inc. (“Presima”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. Presima is primarily engaged in the investment management business. Information about the officers and directors of Presima is included in its Form ADV filed with the Commission (registration number 801-66599) and is incorporated herein by reference.

Principal Global Investors, LLC (“Principal”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Principal is primarily engaged in the investment management business. Information about the officers and members of Principal is included in its Form ADV filed with the Commission (registration number 801-55959) and is incorporated herein by reference.

QMS Capital Management LP (“QMS”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. QMS is primarily engaged in the investment management business. Information about the officers and partners of QMS is included in its Form ADV filed with the Commission (registration number 801-79593) and is incorporated herein by reference.

RARE Infrastructure (North America) Pty Limited (“RARE”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. RARE is primarily engaged in the investment management business. Information about the officers and directors of RARE is included in its Form ADV filed with the Commission (registration number 801-70506) and is incorporated herein by reference.

RREEF America L.L.C. (“RREEF”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. RREEF is primarily engaged in the investment management business. Information about the officers of RREEF is included in its Form ADV filed with the Commission (registration number 801-55209) and is incorporated herein by reference.

Russell Investments Implementation Services, LLC (“RIIS”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Goldman Sachs Multi-Manager Alternatives Fund. RIIS is primarily engaged in the investment management business. Information about the officers and directors of RIIS is included in its Form ADV filed with the Commission (registration number 801-60335) and is incorporated herein by reference.

Scharf Investments, LLC (“Scharf”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Scharf is primarily engaged in the investment management business. Information about the officers and members of Scharf is included in its Form ADV filed with the Commission (registration number 801-18799) and is incorporated herein by reference.

Sirios Capital Management, L.P. (“Sirios”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund and Multi-Manager U.S. Dynamic Equity Fund. Sirios is primarily engaged in the investment management business. Information about the officers and partners of Sirios is included in its Form ADV filed with the Commission (registration number 801-73570) and is incorporated herein by reference.

Smead Capital Management, Inc. (“Smead”) serves as sub-adviser to Multi-Manager U.S. Dynamic Equity Fund. Smead is primarily engaged in the investment management business. Information about the officers and shareholders of Smead is included in its Form ADV filed with the Commission (registration number 801-67839) and is incorporated herein by reference.

Symphony Asset Management LLC (“Symphony”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Symphony is primarily engaged in the investment management business. Information about the officers and members of Symphony is included in its Form ADV filed with the Commission (registration number 801-52638) and is incorporated herein by reference.

Vulcan Value Partners, LLC (“Vulcan”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Vulcan is primarily engaged in the investment management business. Information about the officers and principals of Vulcan is included in its Form ADV filed with the Commission (registration number 801-70739) and is incorporated herein by reference.

WCM Investment Management (“WCM”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund. WCM is primarily engaged in the investment management business. Information about the officers of WCM is included in its Form ADV filed with the Commission (registration number 801-11916) and is incorporated herein by reference.

Wellington Management Company LLP (“Wellington”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Global Equity Fund. Wellington is primarily engaged in the investment management business. Information about the officers and members of Wellington is included in its Form ADV field with the Commission (registration number 801-15908) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Goldman Sachs & Co. LLC or an affiliate or a division thereof currently serves as distributor for shares of the Registrant, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs & Co. LLC or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman Sachs & Co. LLC, the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman Sachs & Co. LLC
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
David M. Solomon (1)	President and Co-Chief Operating Officer
Harvey M. Schwartz (1)	President and Co-Chief Operating Officer
Edith Cooper (1)	Global Head of Human Capital Management, Managing Director
Isabelle Ealet (3)	Global Co-Head of Securities Division, Managing Director
Richard A. Friedman (1)	Head of Merchant Banking Division, Managing Director
Richard J. Gnodde (2)	Vice Chairman of The Goldman Sachs Group, Inc., Chief Executive Officer of Goldman Sachs International, Managing Director
Gwen R. Libstag (1)	Head of the Conflicts Resolution Group, Managing Director
Masanori Mochida (4)	President and Representative Director of Goldman Sachs Japan Co., Ltd., Managing Director
Timothy J. O’Neill (1)	Global Co-Head of Investment Management Division, Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Executive Vice President, Chief of Staff, Secretary to Board of Directors, Managing Director
Pablo J. Salame (1)	Vice Chairman of The Goldman Sachs Group, Inc. and Global Co-Head of Securities Division, Managing Director
Jeffrey W. Schroeder (1)	Chief Administrative Officer, Managing Director
Esta Stecher (1)	Chair of the Board of Directors of Goldman Sachs Bank USA, Board of Directors of Goldman Sachs International Bank, Managing Director
Steven H. Strongin (1)	Head of Global Investment Research Division, Managing Director
Eric S. Lane (1)	Co-Head of Investment Management Division, Managing Director
Stephen M. Scherr (1)	Chief Strategy Officer, Chief Executive Officer of Goldman Sachs Bank USA, Managing Director
Ashok Varadhan (1)	Global Co-Head of Securities Division, Managing Director
R. Martin Chavez (1)	Executive Vice President and Chief Financial Officer of The Goldman Sachs Group, Inc., Managing Director
Ken W. Hitchner (6)	President of Goldman Sachs in Asia Pacific Ex-Japan, Managing Director
Craig W. Broderick (1)	Chief Risk Officer, Managing Director
Paul M. Russo (1)	Global Co-Chief Operating Officer of Equities Franchise, Managing Director
Michael D. Daffey (3)	Global Co-Chief Operating Officer of Equities Franchise, Managing Director
Sarah E. Smith (1)	Executive Vice President, Head of Global Compliance, Managing Director
Justin G. Gmelich (1)	Global Head of Credit Trading, Managing Director
John E. Waldron (1)	Co-Head of Investment Banking Division, Managing Director
Gregg R. Lemkau (1)	Co-Head of Investment Banking Division, Managing Director
Marc Nachmann (1)	Co-Head of Investment Banking Division, Managing Director
James P. Esposito (3) Julian C. Salisbury (1) Russell W. Horwitz (1)	Co-Head of Global FICC Sales, Managing Director Head of the Global Special Situations Group, Managing Director Secretary, Managing Director

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	10-1, Roppongi 6-chome, Minato-Ku, Tokyo 106-6147, Japan
(5)	7 Finance Street, Xicheng District, Beijing, China 100033
(6)	Cheung Kong Center, 2 Queens Road Central, Hong Kong, China

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management LP, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, except for certain transfer agency records which are maintained by Goldman Sachs & Co. LLC, 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 68 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 12th day of February, 2018.

GOLDMAN SACHS TRUST II

(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus
Caroline L. Kraus Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	February 12, 2018

[1]Scott M. McHugh Scott M. McHugh	Treasurer, Senior Vice President and Principal Financial Officer	February 12, 2018

[1]Cheryl K. Beebe Cheryl K. Beebe	Chair and Trustee	February 12, 2018

[1]Lawrence Hughes Lawrence Hughes	Trustee	February 12, 2018

[1]John F. Killian John F. Killian	Trustee	February 12, 2018

[2]Steven D. Krichmar Steven D. Krichmar	Trustee	February 12, 2018

By:	/s/ Caroline L. Kraus Caroline L. Kraus,
Attorney-In-Fact
[1]	Pursuant to powers of attorney previously filed.
[2]	Pursuant to a power of attorney filed herewith.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Trust II (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on August 8, 2017.

RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus, and Robert Griffith, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act and the 1940 Act of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

The undersigned Secretary for the Trust further certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on February 6-7, 2018.

RESOLVED, that Steven D. Krichmar, who may be required to sign the Trust’s Registration Statement or any amendments thereto be, and he hereby is, authorized to execute a power of attorney appointing Caroline L. Kraus, James A. McNamara, and Robert Griffith, jointly and severally, as his attorneys-in-fact, each with power of substitution, for Steven D. Krichmar in any and all capacities to sign the Registration Statement on Form N-1A of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, if any, and other documents in connection therewith, with the U.S. Securities and Exchange Commission and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: February 12, 2018

/s/ Caroline L. Kraus
Caroline L. Kraus,
Secretary

EXHIBIT LIST

(a)(2)	Amended Schedule A dated February 7, 2018 to the Amended and Restated Agreement and Declaration of Trust dated April 16, 2013

(q)(2)	Power of Attorney for Steven D. Krichmar, dated February 6, 2018